UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2011 – April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Growth Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Fund inception 06/08/1949

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Growth A#	11.17%	-1.72%	2.41%	4.64%
Growth A##		-7.12%	1.26%	4.05%
Growth B#	10.75%	-2.49%	1.72%	NA*
Growth B##		-7.37%	1.35%	NA*
Growth C#	10.81%	-2.36%	1.68%	3.92%
Growth C##		-3.34%	1.68%	3.92%
Growth I#	11.30%	-1.44%	2.76%	4.85%
Growth R3#	11.01%	-1.94%	2.14%	4.74%
Growth R4#	11.25%	-1.62%	2.48%	4.92%
Growth R5#	11.39%	-1.35%	2.68%	5.04%
Growth Y#	11.39%	-1.24%	2.88%	5.15%
Russell 1000 Growth Index	14.13%	7.26%	4.11%	5.16%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Growth Fund returned 11.17%, before sales charges, for the six-month period ended April 30, 2012, underperforming its benchmark, the Russell 1000 Growth Index, which returned 14.13% for the same period. The Fund underperformed the 12.80% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

All ten sectors of the Russell 1000 Growth Index had positive returns for the period. Consumer Discretionary (+17%), Information Technology (+17%), and Health Care (+16%) performed the best, while Utilities (+4%) lagged on a relative basis. Growth stocks (+14%) outperformed Value stocks (+12%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

Weak security selection in Information Technology, Consumer Staples, and Industrials contributed to underperformance relative to the benchmark. This was partially offset by strong security selection in Financials, Health Care, and Consumer Discretionary. Sector allocation, which is a residual of bottom-up stock selection (i.e. stock by stock fundamental research), contributed positively to relative performance. Positive effects from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology was enough to offset the negative effects of the Fund’s underweight exposure to Financials, Health Care, and Telecommunication Services. A modest cash position detracted in an upward-trending market.

Top detractors from relative performance (i.e. performance of the Fund as measured against the benchmark) during the period were Green Mountain Coffee Roasters (Consumer Staples), Altera (Information Technology), and Abercrombie & Fitch (Consumer Discretionary). Shares of specialty coffee company Green Mountain were volatile during the period due to an earnings miss and investor concerns about whether the business was decelerating and earnings were reliable. Shares of Altera, a semiconductor company specializing in programmable logic devices, lagged following slightly lower revenue guidance. The firm’s first quarter sales declined, in part due to weak orders in the Telecom & Wireless segment, causing the company to miss mid-quarter expectations and lower their numbers. Abercrombie & Fitch, a specialty retailer of casual sportswear apparel, saw its stock price fall as the company experienced negative same store sales at its international flagship stores. Oracle Corporation (Information Technology) was also among the top detractors from absolute performance (i.e. total return).

eBay (Information Technology), Priceline.com (Consumer Discretionary), and Apple (Information Technology) were the top contributors to relative and absolute performance during the period. Shares of eBay, a provider of online marketplaces and payment solutions, saw its share price steadily increase over the period. Continued improvements in the marketplace segment and increased adoption of PayPal by retailers helped drive earnings growth. Shares of Priceline.com, a leading online travel booking and services company, rose after the company announced better-than-expected earnings results and guidance. Strong international booking growth as well as net revenue growth drove improving margins. Shares of Apple moved higher after the company reported better-than-expected quarterly revenue and earnings led by robust sales of the iPhone 4S.

What is the outlook?

Economic data in the United States has improved in recent months. We believe a strengthening job market and improved consumer confidence are helping to offset a stagnant housing market. While we believe economic growth is likely to remain

3

The Hartford Growth Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

tepid in 2012, this is discounted in valuations, in our view. We believe that the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. It appears that the likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were to Information Technology and Consumer Discretionary while we remained underweight to Consumer Staples and Materials, relative to the benchmark.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Capital Goods (Industrials)	6.9
Commercial & Professional Services (Industrials)	0.8
Consumer Durables & Apparel (Consumer Discretionary)	4.7
Consumer Services (Consumer Discretionary)	4.1
Diversified Financials (Financials)	1.3
Energy (Energy)	8.7
Food, Beverage & Tobacco (Consumer Staples)	3.3
Health Care Equipment & Services (Health Care)	5.1
Materials (Materials)	2.1
Media (Consumer Discretionary)	4.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.8
Retailing (Consumer Discretionary)	7.8
Semiconductors & Semiconductor Equipment (Information Technology)	4.8
Software & Services (Information Technology)	19.0
Technology Hardware & Equipment (Information Technology)	18.5
Transportation (Industrials)	2.8
Short-Term Investments	1.8
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford Growth Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.5%
49	Allison Transmission Holdings, Inc. ●	$1,024
208	Harley-Davidson, Inc.	10,898
		11,922
	Capital Goods - 6.9%
184	AMETEK, Inc.	9,260
120	Boeing Co.	9,216
44	Caterpillar, Inc.	4,492
109	Cummins, Inc.	12,657
161	Eaton Corp.	7,741
73	Illinois Tool Works, Inc.	4,188
108	Joy Global, Inc.	7,665
		55,219
	Commercial & Professional Services - 0.8%
65	IHS, Inc. ●	6,529

	Consumer Durables & Apparel - 4.7%
101	Coach, Inc.	7,393
348	D.R. Horton, Inc.	5,690
86	Fossil, Inc. ●	11,256
102	Lennar Corp.	2,831
21	Michael Kors Holdings Ltd. ●	936
39	PVH Corp.	3,498
12	Ralph Lauren Corp.	2,017
70	Tempur-Pedic International, Inc. ●	4,111
		37,732
	Consumer Services - 4.1%
269	Dunkin' Brands Group, Inc.	8,699
55	Las Vegas Sands Corp.	3,045
323	MGM Resorts International ●	4,336
170	Starbucks Corp.	9,756
100	Yum! Brands, Inc.	7,237
		33,073
	Diversified Financials - 1.3%
141	American Express Co.	8,485
10	BlackRock, Inc.	1,870
		10,355
	Energy - 8.7%
155	Anadarko Petroleum Corp.	11,313
144	Cameron International Corp. ●	7,400
241	Cobalt International Energy ●	6,462
6	Diamond Offshore Drilling, Inc.	401
181	ENSCO International plc	9,913
71	EOG Resources, Inc.	7,762
165	National Oilwell Varco, Inc.	12,482
182	Schlumberger Ltd.	13,525
		69,258
	Food, Beverage & Tobacco - 3.3%
538	Green Mountain Coffee Roasters, Inc. ●	26,244

	Health Care Equipment & Services - 5.1%
129	Covidien plc	7,102
171	Edwards Lifesciences Corp. ●	14,182
481	Hologic, Inc. ●	9,192
183	UnitedHealth Group, Inc.	10,248
		40,724
	Materials - 2.1%
170	Monsanto Co.	12,945
53	Walter Energy, Inc.	3,506
		16,451
	Media - 4.3%
738	News Corp. Class A	14,470
4,205	Sirius XM Radio, Inc. w/ Rights ●	9,503
248	Walt Disney Co.	10,693
		34,666
	Pharmaceuticals, Biotechnology & Life Sciences - 2.8%
271	Agilent Technologies, Inc.	11,447
208	Gilead Sciences, Inc. ●	10,827
		22,274
	Retailing - 7.8%
222	Abercrombie & Fitch Co. Class A	11,142
64	Amazon.com, Inc. ●	14,944
13	AutoZone, Inc. ●	4,972
439	Lowe's Co., Inc.	13,817
22	Priceline.com, Inc. ●	17,042
		61,917
	Semiconductors & Semiconductor Equipment - 4.8%
722	Altera Corp.	25,683
349	Broadcom Corp. Class A	12,788
		38,471
	Software & Services - 19.0%
79	Alliance Data Systems Corp. ●	10,088
188	BMC Software, Inc. ●	7,765
162	Citrix Systems, Inc. ●	13,890
114	Cognizant Technology Solutions Corp. ●	8,329
824	eBay, Inc. ●	33,820
22	Google, Inc. ●	13,127
24	Mastercard, Inc.	11,040
808	Oracle Corp.	23,747
138	Rovi Corp. ●	3,948
28	Salesforce.com, Inc. ●	4,323
64	Splunk, Inc.	2,166
199	Tibco Software, Inc. ●	6,556
208	VeriSign, Inc.	8,533
43	VMware, Inc. ●	4,796
		152,128
	Technology Hardware & Equipment - 18.5%
388	Acme Packet, Inc. ●	10,877
125	Apple, Inc. ●	72,785
818	EMC Corp. ●	23,084
29	F5 Networks, Inc. ●	3,942
511	Juniper Networks, Inc. ●	10,956
186	NetApp, Inc. ●	7,219
295	Qualcomm, Inc.	18,850
		147,713
	Transportation - 2.8%
120	C.H. Robinson Worldwide, Inc.	7,198
193	Expeditors International of Washington, Inc.	7,727
136	J.B. Hunt Transport Services, Inc.	7,497
		22,422
	Total common stocks
	(cost $614,979)	$787,098

	Total long-term investments
	(cost $614,979)	$787,098

The accompanying notes are an integral part of these financial statements

5

The Hartford Growth Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $3,540,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $3,611)
$3,540	0.20%, 04/30/2012		$3,540
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $4,742, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $4,837)
4,742	0.20%, 04/30/2012		4,742
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1,873, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $1,910)
1,873	0.21%, 04/30/2012		1,873
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,551, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $1,582)
1,551	0.19%, 04/30/2012		1,551
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,546, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $2,597)
2,546	0.21%, 04/30/2012		2,546
			14,254
	Total short-term investments
	(cost $14,254)		$14,254

	Total investments
	(cost $629,233) ▲	100.3%	$801,352
	Other assets and liabilities	(0.3)%	(2,204)
	Total net assets	100.0%	$799,148

The accompanying notes are an integral part of these financial statements

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $632,094 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$193,718
Unrealized Depreciation	(24,460)
Net Unrealized Appreciation	$169,258

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements

7

The Hartford Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$787,098	$787,098	$–	$–
Short-Term Investments	14,254	–	14,254	–
Total	$801,352	$787,098	$14,254	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements

8

The Hartford Growth Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $629,233)	$801,352
Cash	3
Receivables:
Investment securities sold	8,680
Fund shares sold	813
Dividends and interest	216
Other assets	89
Total assets	811,153
Liabilities:
Payables:
Investment securities purchased	5,790
Fund shares redeemed	5,933
Investment management fees	96
Administrative fees	—
Distribution fees	26
Accrued expenses	160
Total liabilities	12,005
Net assets	$799,148
Summary of Net Assets:
Capital stock and paid-in-capital	$686,382
Distributions in excess of net investment loss	(1,466)
Accumulated net realized loss	(57,887)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	172,119
Net assets	$799,148

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$18.91/$20.01
Shares outstanding	22,424
Net assets	$424,019
Class B: Net asset value per share	$15.66
Shares outstanding	722
Net assets	$11,308
Class C: Net asset value per share	$15.69
Shares outstanding	2,558
Net assets	$40,128
Class I: Net asset value per share	$19.21
Shares outstanding	9,641
Net assets	$185,228
Class R3: Net asset value per share	$19.16
Shares outstanding	24
Net assets	$469
Class R4: Net asset value per share	$19.48
Shares outstanding	208
Net assets	$4,048
Class R5: Net asset value per share	$19.66
Shares outstanding	48
Net assets	$946
Class Y: Net asset value per share	$19.85
Shares outstanding	6,699
Net assets	$133,002

The accompanying notes are an integral part of these financial statements

9

The Hartford Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,831
Interest	14
Less: Foreign tax withheld	(8)
Total investment income	2,837

Expenses:
Investment management fees	2,721
Administrative services fees	4
Transfer agent fees	698
Distribution fees
Class A	502
Class B	61
Class C	193
Class R3	1
Class R4	5
Custodian fees	3
Accounting services fees	44
Registration and filing fees	72
Board of Directors' fees	9
Audit fees	7
Other expenses	61
Total expenses (before waivers and fees paid indirectly)	4,381
Expense waivers	(57)
Transfer agent fee waivers	(11)
Commission recapture	(10)
Total waivers and fees paid indirectly	(78)
Total expenses, net	4,303
Net Investment Loss	(1,466)
Net Realized Gain on Investments:
Net realized gain on investments in securities	28,464
Net Realized Gain on Investments	28,464
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	54,175
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	54,176
Net Gain on Investments and Foreign Currency Transactions	82,640
Net Increase in Net Assets Resulting from Operations	$81,174

The accompanying notes are an integral part of these financial statements

10

The Hartford Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(1,466)	$(1,597)
Net realized gain on investments and foreign currency transactions	28,464	51,417
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	54,176	(12,890)
Net Increase In Net Assets Resulting From Operations	81,174	36,930
Capital Share Transactions:
Class A	(23,951)	105,155
Class B	(3,328)	(5,074)
Class C	(3,225)	(6,415)
Class I	27,498	79,116
Class L*	—	(184,338)
Class R3	122	61
Class R4	(290)	230
Class R5	161	540
Class Y	(4,919)	18,053
Net increase (decrease) from capital share transactions	(7,932)	7,328
Net Increase In Net Assets	73,242	44,258
Net Assets:
Beginning of period	725,906	681,648
End of period	$799,148	$725,906
Undistributed (distribution in excess of) net investment income (loss)	$(1,466)	$—

*  Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements

11

The Hartford Growth Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

14

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related

15

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$1,253

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(83,489)
Unrealized Appreciation †	115,081
Total Accumulated Earnings	$31,592

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

16

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,597
Accumulated Net Realized Gain (Loss)	65
Capital Stock and Paid-in-Capital	(1,662)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$83,489
Total	$83,489

During the year ended October 31, 2011, the Fund utilized $47,565 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

17

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.25%
Class B	2.00
Class C	1.96
Class I	0.98
Class R3	1.50
Class R4	1.19
Class R5	0.90
Class Y	0.79

18

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $168 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $27.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

19

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	23.90%
Class B	0.01	23.00
Class C	0.01	23.08
Class I	0.01	24.35
Class L	0.01	24.20
Class Y	0.01	24.50

7.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	6	3%
Class R5	7	15

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$165,458
Sales Proceeds Excluding U.S. Government Obligations	169,881

20

9. Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	794	—	(2,162)	—	(1,368)	2,922	—	(6,522)	10,830	7,230
Amount	$13,914	$—	$(37,865)	$—	$(23,951)	$52,714	$—	$(115,672)	$168,113	$105,155
Class B
Shares	10	—	(237)	—	(227)	52	—	(399)	—	(347)
Amount	$146	$—	$(3,474)	$—	$(3,328)	$761	$—	$(5,835)	$—	$(5,074)
Class C
Shares	100	—	(323)	—	(223)	285	—	(721)	—	(436)
Amount	$1,484	$—	$(4,709)	$—	$(3,225)	$4,183	$—	$(10,598)	$—	$(6,415)
Class I
Shares	2,439	—	(877)	—	1,562	5,804	—	(1,371)	—	4,433
Amount	$43,321	$—	$(15,823)	$—	$27,498	$103,384	$—	$(24,268)	$—	$79,116
Class L
Shares	—	—	—	—	—	172	—	(1,051)	(10,593)	(11,472)
Amount	$—	$—	$—	$—	$—	$3,138	$—	$(19,363)	$(168,113)	$(184,338)
Class R3
Shares	10	—	(3)	—	7	9	—	(6)	—	3
Amount	$183	$—	$(61)	$—	$122	$164	$—	$(103)	$—	$61
Class R4
Shares	13	—	(29)	—	(16)	47	—	(34)	—	13
Amount	$227	$—	$(517)	$—	$(290)	$857	$—	$(627)	$—	$230
Class R5
Shares	10	—	(1)	—	9	32	—	(1)	—	31
Amount	$186	$—	$(25)	$—	$161	$555	$—	$(15)	$—	$540
Class Y
Shares	802	—	(1,073)	—	(271)	1,580	—	(589)	—	991
Amount	$14,785	$—	$(19,704)	$—	$(4,919)	$28,941	$—	$(10,888)	$—	$18,053
Total
Shares	4,178	—	(4,705)	—	(527)	10,903	—	(10,694)	237	446
Amount	$74,246	$—	$(82,178)	$—	$(7,932)	$194,697	$—	$(187,369)	$—	$7,328

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	78	$1,382
For the Year Ended October 31, 2011	88	$1,544

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

21

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

11.	Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	10,593
Shares issued - to Class L shareholders	10,830	N/A
Net assets immediately before merger	$229,124	$179,517
Net assets immediately after merger	$408,641	N/A

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

The Hartford Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$17.01	$(0.04)	$–	$1.94	$1.90	$–	$–	$–	$–	$1.90	$18.91
B	14.14	(0.10)	–	1.62	1.52	–	–	–	–	1.52	15.66
C	14.16	(0.09)	–	1.62	1.53	–	–	–	–	1.53	15.69
I	17.26	(0.02)	–	1.97	1.95	–	–	–	–	1.95	19.21
R3	17.26	(0.06)	–	1.96	1.90	–	–	–	–	1.90	19.16
R4	17.51	(0.04)	–	2.01	1.97	–	–	–	–	1.97	19.48
R5	17.65	(0.01)	–	2.02	2.01	–	–	–	–	2.01	19.66
Y	17.82	–	–	2.03	2.03	–	–	–	–	2.03	19.85

For the Year Ended October 31, 2011
A(G)	16.14	0.03	–	0.84	0.87	–	–	–	–	0.87	17.01
B	13.53	(0.18)	–	0.79	0.61	–	–	–	–	0.61	14.14
C	13.53	(0.15)	–	0.78	0.63	–	–	–	–	0.63	14.16
I	16.33	–	–	0.93	0.93	–	–	–	–	0.93	17.26
R3	16.42	(0.10)	–	0.94	0.84	–	–	–	–	0.84	17.26
R4	16.61	(0.04)	–	0.94	0.90	–	–	–	–	0.90	17.51
R5	16.69	–	–	0.96	0.96	–	–	–	–	0.96	17.65
Y	16.83	0.03	–	0.96	0.99	–	–	–	–	0.99	17.82

For the Year Ended October 31, 2010
A	13.57	(0.05)	–	2.62	2.57	–	–	–	–	2.57	16.14
B	11.46	(0.16)	–	2.23	2.07	–	–	–	–	2.07	13.53
C	11.46	(0.15)	–	2.22	2.07	–	–	–	–	2.07	13.53
I	13.73	0.01	–	2.65	2.66	(0.06)	–	–	(0.06)	2.60	16.33
R3	13.84	(0.07)	–	2.66	2.59	(0.01)	–	–	(0.01)	2.58	16.42
R4	13.98	(0.03)	–	2.69	2.66	(0.03)	–	–	(0.03)	2.63	16.61
R5	14.10	0.01	–	2.64	2.65	(0.06)	–	–	(0.06)	2.59	16.69
Y	14.15	0.03	–	2.72	2.75	(0.07)	–	–	(0.07)	2.68	16.83

For the Year Ended October 31, 2009
A	11.59	0.02	–	1.96	1.98	–	–	–	–	1.98	13.57
B	9.83	(0.03)	–	1.66	1.63	–	–	–	–	1.63	11.46
C	9.86	(0.07)	–	1.67	1.60	–	–	–	–	1.60	11.46
I	11.69	0.05	–	1.99	2.04	–	–	–	–	2.04	13.73
R3	11.86	(0.02)	–	2.00	1.98	–	–	–	–	1.98	13.84
R4	11.94	0.01	–	2.03	2.04	–	–	–	–	2.04	13.98
R5	12.00	0.04	–	2.06	2.10	–	–	–	–	2.10	14.10
Y	12.03	0.08	–	2.04	2.12	–	–	–	–	2.12	14.15

For the Year Ended October 31, 2008 (H)
A	21.25	(0.05)	–	(8.03)	(8.08)	–	(1.58)	–	(1.58)	(9.66)	11.59
B	18.39	(0.13)	–	(6.85)	(6.98)	–	(1.58)	–	(1.58)	(8.56)	9.83
C	18.45	(0.14)	–	(6.87)	(7.01)	–	(1.58)	–	(1.58)	(8.59)	9.86
I	21.34	0.02	–	(8.09)	(8.07)	–	(1.58)	–	(1.58)	(9.65)	11.69
R3	21.76	(0.08)	–	(8.24)	(8.32)	–	(1.58)	–	(1.58)	(9.90)	11.86
R4	21.82	(0.03)	–	(8.27)	(8.30)	–	(1.58)	–	(1.58)	(9.88)	11.94
R5	21.87	0.02	–	(8.31)	(8.29)	–	(1.58)	–	(1.58)	(9.87)	12.00
Y	21.90	0.04	–	(8.33)	(8.29)	–	(1.58)	–	(1.58)	(9.87)	12.03

For the Year Ended October 31, 2007
A	18.45	(0.07)	–	4.17	4.10	–	(1.30)	–	(1.30)	2.80	21.25
B	16.25	(0.21)	–	3.65	3.44	–	(1.30)	–	(1.30)	2.14	18.39
C	16.29	(0.19)	–	3.65	3.46	–	(1.30)	–	(1.30)	2.16	18.45
I	18.46	–	–	4.18	4.18	–	(1.30)	–	(1.30)	2.88	21.34
R3(J)	18.15	(0.08)	–	3.69	3.61	–	–	–	–	3.61	21.76
R4(J)	18.15	(0.01)	–	3.68	3.67	–	–	–	–	3.67	21.82
R5(J)	18.15	–	–	3.72	3.72	–	–	–	–	3.72	21.87
Y	18.89	0.02	–	4.29	4.31	–	(1.30)	–	(1.30)	3.01	21.90

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

11.17	%(E)	$424,019	1.28	%(F)	1.25	%(F)	1.25	%(F)	(0.48	)%(F)	23%
10.75	(E)	11,308	2.26	(F)	2.00	(F)	2.00	(F)	(1.22	)(F)	–
10.81	(E)	40,128	1.96	(F)	1.96	(F)	1.96	(F)	(1.19	)(F)	–
11.30	(E)	185,228	0.98	(F)	0.98	(F)	0.98	(F)	(0.22	)(F)	–
11.01	(E)	469	1.64	(F)	1.50	(F)	1.50	(F)	(0.76	)(F)	–
11.25	(E)	4,048	1.19	(F)	1.19	(F)	1.19	(F)	(0.42	)(F)	–
11.39	(E)	946	0.90	(F)	0.90	(F)	0.90	(F)	(0.14	)(F)	–
11.39	(E)	133,002	0.79	(F)	0.79	(F)	0.79	(F)	(0.02	)(F)	–

5.39		404,630	1.26		1.25		1.25		0.22		47
4.51		13,411	2.22		2.05		2.05		(1.03)		–
4.66		39,365	1.95		1.95		1.95		(0.96)		–
5.70		139,421	0.95		0.95		0.95		(0.03)		–
5.12		298	1.61		1.50		1.50		(0.55)		–
5.42		3,918	1.19		1.19		1.19		(0.21)		–
5.75		689	0.91		0.90		0.90		(0.03)		–
5.88		124,174	0.79		0.79		0.79		0.18		–

18.94		267,340	1.29		1.29		1.29		(0.32)		57
18.06		17,522	2.28		2.05		2.05		(1.08)		–
18.06		43,521	1.99		1.99		1.99		(1.02)		–
19.42		59,539	0.90		0.90		0.90		0.06		–
18.69		233	1.62		1.53		1.53		(0.58)		–
19.03		3,507	1.20		1.20		1.20		(0.24)		–
18.83		134	0.94		0.93		0.93		0.03		–
19.50		100,614	0.81		0.81		0.81		0.16		–

17.08		260,833	1.44		1.24		1.24		0.15		94
16.58		19,319	2.49		1.69		1.69		(0.30)		–
16.23		44,604	2.09		2.05		2.05		(0.67)		–
17.45		54,433	0.94		0.94		0.94		0.43		–
16.69		163	1.73		1.55		1.55		(0.25)		–
17.09		2,541	1.23		1.23		1.23		0.12		–
17.50		91	0.96		0.95		0.95		0.39		–
17.62		99,987	0.84		0.84		0.84		0.56		–

(40.77)		292,129	1.27		1.27		1.27		(0.27)		106
(41.16)		19,936	2.24		1.91		1.91		(0.91)		–
(41.19)		46,757	1.97		1.97		1.97		(0.96)		–
(40.53)		48,174	0.89		0.89		0.89		0.14		–
(40.93)		53	1.71		1.55		1.55		(0.51)		–
(40.70)		1,394	1.20		1.20		1.20		(0.17)		–
(40.56)		51	0.92		0.92		0.92		0.09		–
(40.50)		116,109	0.80		0.80		0.80		0.21		–

23.92	(I)	627,677	1.27		1.27		1.27		(0.35)		89
23.02	(I)	41,359	2.22		2.09		2.09		(1.17)		–
23.10	(I)	85,303	1.98		1.98		1.98		(1.06)		–
24.37	(I)	35,626	0.91		0.91		0.91		0.02		–
19.89	(E)	16	1.56	(F)	1.56	(F)	1.56	(F)	(0.67	)(F)	–
20.22	(E)	282	1.17	(F)	1.17	(F)	1.17	(F)	(0.28	)(F)	–
20.50	(E)	63	0.90	(F)	0.90	(F)	0.90	(F)	(0.01	)(F)	–
24.52	(I)	103,251	0.81		0.81		0.81		0.10		–

25

The Hartford Growth Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(H)	Per share amounts have been calculated using average shares outstanding method.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

26

The Hartford Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,111.70	$6.56	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class B	$1,000.00	$1,107.50	$10.47	$1,000.00	$1,014.92	$10.01	2.00	182	366
Class C	$1,000.00	$1,108.10	$10.28	$1,000.00	$1,015.11	$9.83	1.96	182	366
Class I	$1,000.00	$1,113.00	$5.14	$1,000.00	$1,020.00	$4.91	0.98	182	366
Class R3	$1,000.00	$1,110.10	$7.87	$1,000.00	$1,017.40	$7.53	1.50	182	366
Class R4	$1,000.00	$1,112.50	$6.25	$1,000.00	$1,018.95	$5.97	1.19	182	366
Class R5	$1,000.00	$1,113.90	$4.73	$1,000.00	$1,020.39	$4.52	0.90	182	366
Class Y	$1,000.00	$1,113.90	$4.14	$1,000.00	$1,020.94	$3.96	0.79	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-G12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Growth Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Growth Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Growth Opportunities A#	12.32%	-2.34%	1.31%	6.67%
Growth Opportunities A##		-7.71%	0.18%	6.07%
Growth Opportunities B#	11.92%	-3.05%	0.57%	NA*
Growth Opportunities B##		-7.90%	0.23%	NA*
Growth Opportunities C#	11.88%	-3.00%	0.63%	5.93%
Growth Opportunities C##		-3.97%	0.63%	5.93%
Growth Opportunities I#	12.43%	-2.08%	1.68%	6.89%
Growth Opportunities R3#	12.12%	-2.59%	1.08%	6.78%
Growth Opportunities R4#	12.31%	-2.27%	1.44%	6.97%
Growth Opportunities R5#	12.46%	-1.99%	1.71%	7.13%
Growth Opportunities Y#	12.55%	-1.85%	1.82%	7.19%
Russell 1000 Growth Index	14.13%	7.26%	4.11%	5.16%
Russell 3000 Growth Index	13.86%	6.26%	4.04%	5.23%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Opportunities Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class A shares of The Hartford Growth Opportunities Fund returned 12.32%, before sales charge, for the six-month period ended April 30, 2012, underperforming the benchmark, the Russell 3000 Growth Index, which returned 13.86% for the same period. The Fund outperformed the 11.72% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+13%), mid caps (+12%), and small caps (+11%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. All ten sectors in the Russell 3000 Growth Index had positive returns, with Consumer Discretionary (+17%), Information Technology (+17%), and Health Care (+16%) leading the way. Utilities (+4%) and Energy (+5%) lagged on a relative basis.

Security selection was the primary driver of relative underperformance for the period. Weak selection within Energy, Consumer Staples, Industrials, and Materials more than offset positive selection in Information Technology and Health Care. Allocation among sectors, a residual of our bottom-up stock selection process (i.e. stock by stock fundamental research), contributed modestly to returns, primarily as a result of an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the underperforming Consumer Staples sector and an overweight in the outperforming Information Technology sector.

The top detractors from relative performance (i.e. performance of the Fund as measured against the benchmark) during the period were Deckers Outdoor (Consumer Discretionary), Chesapeake Energy (Energy), and Weight Watchers International (Consumer Discretionary). Deckers Outdoor is a designer and marketer of fashion-oriented footwear, including the UGG and Teva brands. Shares fell as unseasonably warm winter weather hurt sales and the company issued conservative guidance for 2012 earnings. Shares of Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids, underperformed on concerns that increased spending on leaseholds and capital expenditures would not result in higher production guidance. Detractors from absolute performance (i.e. total return) also included Green Mountain Coffee Roasters (Consumer Staples), a maker of specialty coffees and coffee makers. Shares underperformed after revenue and earnings fell short of expectations.

Top contributors to absolute and relative performance during the period were Priceline.com (Consumer Discretionary), Apple (Information Technology), and Regions Financial (Financials). Shares of Priceline.com, a leading online travel booking and services company, rose after the company announced better-than-expected earnings results and guidance. Shares of consumer electronics company Apple moved higher after the company generated better-than-expected revenue and earnings, led by robust sales of the iPhone 4S and iPad. Regions Financial is a financial holding company offering commercial, retail, and mortgage banking in the South, Midwest, and Texas. The company has a solid and improving capital position and beat consensus earnings estimates during the period, causing the share price to rise.

What is the outlook?

Economic data in the United States has improved in recent months. We believe a strengthening job market and improved consumer confidence are helping to offset a stagnant housing market. While we believe economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view.

3

The Hartford Growth Opportunities Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

We believe that the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. It appears that the likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

Because the cyclical aspect of the recovery has passed in our view, our focus in the Fund continues to be on secular growth stories, which we define as companies with their own underlying growth drivers. As a result of our bottom-up stock selection process, the Fund ended the period most overweight in Information Technology and Consumer Discretionary and most underweight in Consumer Staples, Industrials, and Materials.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	2.1%
Capital Goods (Industrials)	2.8
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	5.3
Consumer Services (Consumer Discretionary)	1.0
Diversified Financials (Financials)	1.6
Energy (Energy)	8.5
Health Care Equipment & Services (Health Care)	7.1
Insurance (Financials)	0.9
Materials (Materials)	1.4
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.1
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	10.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	18.5
Technology Hardware & Equipment (Information Technology)	17.0
Telecommunication Services (Services)	0.5
Transportation (Industrials)	2.0
Short-Term Investments	5.5
Other Assets and Liabilities	3.4
Total	100.0%

4

The Hartford Growth Opportunities Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 91.1%
	Banks - 2.1%
243	M&T Bank Corp.	$21,003
3,237	Regions Financial Corp.	21,820
		42,823
	Capital Goods - 2.8%
125	Flowserve Corp.	14,372
312	Fluor Corp.	17,990
411	Pall Corp.	24,519
		56,881
	Commercial & Professional Services - 1.0%
198	IHS, Inc. ●	20,006

	Consumer Durables & Apparel - 5.3%
109	Coach, Inc.	7,942
635	D.R. Horton, Inc.	10,390
266	Deckers Outdoor Corp. ●	13,548
745	Hanesbrands, Inc. ●	21,022
499	Jarden Corp.	20,943
399	Lennar Corp.	11,081
231	PVH Corp.	20,538
		105,464
	Consumer Services - 1.0%
—	Diamond Resorts LLC ⌂†	19,424

	Diversified Financials - 1.6%
99	BlackRock, Inc.	18,966
910	Justice Holdings Ltd. ⌂●†	13,347
		32,313
	Energy - 8.5%
261	Anadarko Petroleum Corp.	19,142
165	Apache Corp.	15,796
140	Bumi plc ●	1,177
702	Cabot Oil & Gas Corp.	24,677
329	Cobalt International Energy ●	8,815
281	ENSCO International plc	15,378
167	EOG Resources, Inc.	18,367
821	Genel Energy plc ●	9,395
502	Newfield Exploration Co. ●	18,020
159	Pioneer Natural Resources Co.	18,367
692	Southwestern Energy Co. ●	21,839
		170,973
	Health Care Equipment & Services - 7.1%
509	Edwards Lifesciences Corp. ●	42,221
2,052	Hologic, Inc. ●	39,232
27	Intuitive Surgical, Inc. ●	15,565
158	McKesson Corp.	14,468
92	SXC Health Solutions Corp. ●	8,312
381	UnitedHealth Group, Inc.	21,388
		141,186
	Insurance - 0.9%
871	Progressive Corp.	18,561

	Materials - 1.4%
441	Ball Corp.	18,421
114	Methanex Corp. ADR	4,022
215	Molycorp, Inc. ●	5,826
1,875	Sino Forest Corp. Class A ⌂●†	—
		28,269
	Media - 2.4%
8,634	Sirius XM Radio, Inc. w/ Rights ●	19,514
641	Walt Disney Co.	27,644
		47,158
	Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
640	Agilent Technologies, Inc.	26,974
328	Amylin Pharmaceuticals, Inc. ●	8,486
335	Auxilium Pharmaceuticals, Inc. ●	6,005
200	Biogen Idec, Inc. ●	26,850
305	Elan Corp. plc ADR ●	4,206
105	Waters Corp. ●	8,865
		81,386
	Real Estate - 0.9%
1,058	Host Hotels & Resorts, Inc.	17,607

	Retailing - 10.7%
293	Amazon.com, Inc. ●	67,975
174	Dufry Group	23,680
874	Lowe's Co., Inc.	27,499
61	Priceline.com, Inc. ●	46,740
769	TripAdvisor, Inc. ●	28,849
708	Urban Outfitters, Inc. ●	20,491
		215,234
	Semiconductors & Semiconductor Equipment - 3.3%
517	Broadcom Corp. Class A	18,924
1,030	Skyworks Solutions, Inc. ●	27,941
506	Xilinx, Inc.	18,419
		65,284
	Software & Services - 18.5%
1,565	Activision Blizzard, Inc.	20,138
2,418	Cadence Design Systems, Inc. ●	28,215
371	Cognizant Technology Solutions Corp. ●	27,231
1,135	eBay, Inc. ●	46,588
266	Equinix, Inc. ●	43,728
358	Fortinet, Inc. ●	9,353
330	LinkedIn Corp. ●	35,795
1,419	Oracle Corp.	41,700
321	Red Hat, Inc. ●	19,141
213	Salesforce.com, Inc. ●	33,247
270	Teradata Corp. ●	18,820
597	Tibco Software, Inc. ●	19,629
551	VeriFone Systems, Inc. ●	26,263
		369,848
	Technology Hardware & Equipment - 17.0%
298	Apple, Inc. ●	173,845
2,392	Cisco Systems, Inc.	48,189
1,728	EMC Corp. ●	48,735
75	F5 Networks, Inc. ●	10,071
911	Juniper Networks, Inc. ●	19,527
759	Riverbed Technology, Inc. ●	14,971
453	Trimble Navigation Ltd. ●	24,550
		339,888
	Telecommunication Services - 0.5%
2,512	Hughes Telematics, Inc. ●	10,046
		10,046
	Transportation - 2.0%
317	C.H. Robinson Worldwide, Inc.	18,920

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 91.1% - (continued)
	Transportation - 2.0% - (continued)
543	Expeditors International of Washington, Inc.		$21,736
			40,656
	Total common stocks
	(cost $1,545,311)		$1,823,007

	Total long-term investments
	(cost $1,545,311)		$1,823,007

SHORT-TERM INVESTMENTS - 5.5%
Repurchase Agreements - 5.5%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
05/01/2012 in the amount of $27,558,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $28,109)
$27,558	0.20%, 04/30/2012		$27,558
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $36,917, collateralized
by FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $37,655)
36,917	0.20%, 04/30/2012		36,917
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $14,581, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $14,873)
14,581	0.21%, 04/30/2012		14,581
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $12,075, collateralized by
FFCB 0.27% - 5.38%, 2012 - 2020, FHLB
0.88% - 1.38%, 2013 - 2014, FHLMC
4.00% - 6.00%, 2014 - 2041, FNMA
.00% - 4.50%, 2025 - 2042, value of
	$12,316)
12,075	0.19%, 04/30/2012		12,075
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $14, collateralized by U.S. Treasury Note 0.75%, 2013, value of $14)
14	0.17%, 04/30/2012		14
UBS Securities, Inc. TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $19,821,
collateralized by FHLMC 4.00%, 2026 -
2042, FNMA 2.50% - 4.50%, 2022 - 2042,
	value of $20,217)
19,821	0.21%, 04/30/2012		19,821
			110,966
	Total short-term investments
	(cost $110,966)		$110,966

	Total investments
	(cost $1,656,277) ▲	96.6%	$1,933,973
	Other assets and liabilities	3.4%	68,946
	Total net assets	100.0%	$2,002,919

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $1,660,289 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$359,507
Unrealized Depreciation	(85,823)
Net Unrealized Appreciation	$273,684

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $32,771, which represents 1.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	–	Diamond Resorts LLC	17,340
02/2011 - 05/2011	910	Justice Holdings Ltd.	14,611
05/2011 - 07/2011	1,875	Sino Forest Corp. Class A	26,988

At April 30, 2012, the aggregate value of these securities was $32,771, which represents 1.6% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
GBP	CBK	Sell	$1,103	$1,106	05/02/2012	$3
GBP	CBK	Sell	90	90	05/01/2012	–
GBP	DEUT	Sell	345	345	05/03/2012	–
						$3

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,823,007	$1,766,556	$23,680	$32,771
Short-Term Investments	110,966	–	110,966	–
Total	$1,933,973	$1,766,556	$134,646	$32,771
Foreign Currency Contracts *	3	–	3	–
Total	$3	$–	$3	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$37,371	$(32)	$1,834	†	$—	$—	$(170)	$13,729	$(19,961)	$32,771
Total	$37,371	$(32)	$1,834		$—	$—	$(170)	$13,729	$(19,961)	$32,771

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $1,834.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Opportunities Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,656,277)	$1,933,973
Cash	2
Foreign currency on deposit with custodian (cost $103)	104
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	21,723
Fund shares sold	55,447
Dividends and interest	505
Other assets	115
Total assets	2,011,872
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	4,854
Fund shares redeemed	3,459
Investment management fees	230
Administrative fees	2
Distribution fees	59
Accrued expenses	349
Total liabilities	8,953
Net assets	$2,002,919
Summary of Net Assets:
Capital stock and paid-in-capital	$2,151,530
Distributions in excess of net investment loss	(4,368)
Accumulated net realized loss	(421,941)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	277,698
Net assets	$2,002,919

Shares authorized	23,750,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$29.18/$30.88
Shares outstanding	26,662
Net assets	$777,957
Class B: Net asset value per share	$23.19
Shares outstanding	1,125
Net assets	$26,084
Class C: Net asset value per share	$23.27
Shares outstanding	5,394
Net assets	$125,517
Class I: Net asset value per share	$29.67
Shares outstanding	30,712
Net assets	$911,279
Class R3: Net asset value per share	$29.69
Shares outstanding	523
Net assets	$15,519
Class R4: Net asset value per share	$30.20
Shares outstanding	1,257
Net assets	$37,963
Class R5: Net asset value per share	$30.59
Shares outstanding	473
Net assets	$14,459
Class Y: Net asset value per share	$30.75
Shares outstanding	3,062
Net assets	$94,141

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$6,072
Interest	30
Less: Foreign tax withheld	(125)
Total investment income	5,977

Expenses:
Investment management fees	6,530
Administrative services fees	48
Transfer agent fees	1,769
Distribution fees
Class A	918
Class B	130
Class C	606
Class R3	34
Class R4	45
Custodian fees	13
Accounting services fees	110
Registration and filing fees	121
Board of Directors' fees	22
Audit fees	11
Other expenses	116
Total expenses (before waivers and fees paid indirectly)	10,473
Expense waivers	(79)
Transfer agent fee waivers	(14)
Commission recapture	(35)
Total waivers and fees paid indirectly	(128)
Total expenses, net	10,345
Net Investment Loss	(4,368)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,575
Net realized gain on foreign currency contracts	112
Net realized loss on other foreign currency transactions	(114)
Net Realized Gain on Investments and Foreign Currency Transactions	17,573
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	201,040
Net unrealized depreciation of foreign currency contracts	(12)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	13
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	201,041
Net Gain on Investments and Foreign Currency Transactions	218,614
Net Increase in Net Assets Resulting from Operations	$214,246

The accompanying notes are an integral part of these financial statements

.

10

The Hartford Growth Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(4,368)	$(8,371)
Net realized gain on investments and foreign currency transactions	17,573	260,982
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	201,041	(185,076)
Net Increase In Net Assets Resulting From Operations	214,246	67,535
Capital Share Transactions:
Class A	(62,357)	200,204
Class B	(4,677)	(8,347)
Class C	(15,913)	(36,671)
Class I	26,994	298,181
Class L*	—	(352,995)
Class R3	429	2,297
Class R4	(2,664)	(9,019)
Class R5	(1,310)	(1,074)
Class Y	(15,455)	(47,582)
Net increase (decrease) from capital share transactions	(74,953)	44,994
Net Increase In Net Assets	139,293	112,529
Net Assets:
Beginning of period	1,863,626	1,751,097
End of period	$2,002,919	$1,863,626
Undistributed (distribution in excess of) net investment income (loss)	$(4,368)	$—

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Growth Opportunities Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

13

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

14

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During

15

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$112	$—	$—	$—	$—	$112
Total	$—	$112	$—	$—	$—	$—	$112

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(12)	$—	$—	$—	$—	$(12)
Total	$—	$(12)	$—	$—	$—	$—	$(12)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$1,318

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(435,501)
Unrealized Appreciation †	72,644
Total Accumulated Deficit	$(362,857)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$8,371
Accumulated Net Realized Gain (Loss)	1,202
Capital Stock and Paid-in-Capital	(9,573)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$435,501
Total	$435,501

During the year ended October 31, 2011, the Fund utilized $262,411 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

19

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.21%	1.96%	1.96%	0.96%	1.45%	1.15%	0.85%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.21%
Class B	1.96
Class C	1.93
Class I	0.96
Class R3	1.45
Class R4	1.15
Class R5	0.85
Class Y	0.76

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $393 and contingent deferred sales charges of $38 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

20

Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $65.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	40.34%
Class B	0.04	39.24
Class C	0.04	39.35
Class I	0.03	40.84
Class L	0.03	40.72
Class Y	0.03	41.02

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$840,487
Sales Proceeds Excluding U.S. Government Obligations	1,069,009

21

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,150	—	(3,525)	—	(2,375)	2,652	—	(6,839)	15,814	11,627
Amount	$31,580	$—	$(93,937)	$—	$(62,357)	$72,474	$—	$(184,293)	$312,023	$200,204
Class B
Shares	28	—	(248)	—	(220)	38	—	(427)	—	(389)
Amount	$595	$—	$(5,272)	$—	$(4,677)	$828	$—	$(9,175)	$—	$(8,347)
Class C
Shares	243	—	(1,005)	—	(762)	762	—	(2,461)	—	(1,699)
Amount	$5,256	$—	$(21,169)	$—	$(15,913)	$16,856	$—	$(53,527)	$—	$(36,671)
Class I
Shares	7,640	—	(6,904)	—	736	21,958	—	(11,724)	—	10,234
Amount	$212,978	$—	$(185,984)	$—	$26,994	$617,676	$—	$(319,495)	$—	$298,181
Class L
Shares	—	—	—	—	—	235	—	(1,670)	(15,385)	(16,820)
Amount	$—	$—	$—	$—	$—	$6,709	$—	$(47,681)	$(312,023)	$(352,995)
Class R3
Shares	113	—	(98)	—	15	269	—	(187)	—	82
Amount	$3,176	$—	$(2,747)	$—	$429	$7,426	$—	$(5,129)	$—	$2,297
Class R4
Shares	175	—	(266)	—	(91)	296	—	(617)	—	(321)
Amount	$4,716	$—	$(7,380)	$—	$(2,664)	$8,244	$—	$(17,263)	$—	$(9,019)
Class R5
Shares	66	—	(113)	—	(47)	531	—	(561)	—	(30)
Amount	$1,853	$—	$(3,163)	$—	$(1,310)	$15,120	$—	$(16,194)	$—	$(1,074)
Class Y
Shares	247	—	(782)	—	(535)	346	—	(2,018)	—	(1,672)
Amount	$6,925	$—	$(22,380)	$—	$(15,455)	$9,849	$—	$(57,431)	$—	$(47,582)
Total
Shares	9,662	—	(12,941)	—	(3,279)	27,087	—	(26,504)	429	1,012
Amount	$267,079	$—	$(342,032)	$—	$(74,953)	$755,182	$—	$(710,188)	$—	$44,994

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	47	$1,263
For the Year Ended October 31, 2011	51	$1,346

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

22

11.	Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	15,385
Shares issued - to Class L shareholders	15,814	N/A
Net assets immediately before merger	$371,266	$402,076
Net assets immediately after merger	$773,342	N/A

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Growth Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$25.98	$(0.08)	$–	$3.28	$3.20	$–	$–	$–	$–	$3.20	$29.18
B	20.72	(0.15)	–	2.62	2.47	–	–	–	–	2.47	23.19
C	20.80	(0.14)	–	2.61	2.47	–	–	–	–	2.47	23.27
I	26.39	(0.04)	–	3.32	3.28	–	–	–	–	3.28	29.67
R3	26.48	(0.10)	–	3.31	3.21	–	–	–	–	3.21	29.69
R4	26.89	(0.07)	–	3.38	3.31	–	–	–	–	3.31	30.20
R5	27.20	(0.03)	–	3.42	3.39	–	–	–	–	3.39	30.59
Y	27.32	(0.01)	–	3.44	3.43	–	–	–	–	3.43	30.75

For the Year Ended October 31, 2011 (G)
A(H)	24.78	0.02	–	1.18	1.20	–	–	–	–	1.20	25.98
B	19.93	(0.29)	–	1.08	0.79	–	–	–	–	0.79	20.72
C	19.98	(0.26)	–	1.08	0.82	–	–	–	–	0.82	20.80
I	25.10	(0.06)	–	1.35	1.29	–	–	–	–	1.29	26.39
R3	25.31	(0.20)	–	1.37	1.17	–	–	–	–	1.17	26.48
R4	25.63	(0.12)	–	1.38	1.26	–	–	–	–	1.26	26.89
R5	25.85	(0.04)	–	1.39	1.35	–	–	–	–	1.35	27.20
Y	25.94	(0.01)	–	1.39	1.38	–	–	–	–	1.38	27.32

For the Year Ended October 31, 2010 (G)
A	20.69	(0.13)	–	4.22	4.09	–	–	–	–	4.09	24.78
B	16.77	(0.25)	–	3.41	3.16	–	–	–	–	3.16	19.93
C	16.78	(0.23)	–	3.43	3.20	–	–	–	–	3.20	19.98
I	20.91	(0.05)	–	4.28	4.23	(0.04)	–	–	(0.04)	4.19	25.10
R3	21.17	(0.18)	–	4.32	4.14	–	–	–	–	4.14	25.31
R4	21.37	(0.10)	–	4.36	4.26	–	–	–	–	4.26	25.63
R5	21.52	(0.03)	–	4.40	4.37	(0.04)	–	–	(0.04)	4.33	25.85
Y	21.59	(0.01)	–	4.42	4.41	(0.06)	–	–	(0.06)	4.35	25.94

For the Year Ended October 31, 2009
A	18.60	0.02	–	2.07	2.09	–	–	–	–	2.09	20.69
B	15.16	(0.09)	–	1.70	1.61	–	–	–	–	1.61	16.77
C	15.21	(0.13)	–	1.70	1.57	–	–	–	–	1.57	16.78
I	18.74	0.02	–	2.15	2.17	–	–	–	–	2.17	20.91
R3	19.08	(0.04)	–	2.13	2.09	–	–	–	–	2.09	21.17
R4	19.19	0.01	–	2.17	2.18	–	–	–	–	2.18	21.37
R5	19.28	0.02	–	2.22	2.24	–	–	–	–	2.24	21.52
Y	19.31	0.10	–	2.18	2.28	–	–	–	–	2.28	21.59

For the Year Ended October 31, 2008 (G)
A	38.24	(0.05)	–	(15.21)	(15.26)	–	(4.38)	–	(4.38)	(19.64)	18.60
B	32.23	(0.22)	–	(12.47)	(12.69)	–	(4.38)	–	(4.38)	(17.07)	15.16
C	32.27	(0.19)	–	(12.49)	(12.68)	–	(4.38)	–	(4.38)	(17.06)	15.21
I	38.39	0.07	–	(15.25)	(15.18)	(0.09)	(4.38)	–	(4.47)	(19.65)	18.74
R3	39.18	(0.11)	–	(15.61)	(15.72)	–	(4.38)	–	(4.38)	(20.10)	19.08
R4	39.33	(0.02)	–	(15.68)	(15.70)	(0.06)	(4.38)	–	(4.44)	(20.14)	19.19
R5	39.39	0.06	–	(15.72)	(15.66)	(0.07)	(4.38)	–	(4.45)	(20.11)	19.28
Y	39.43	0.10	–	(15.76)	(15.66)	(0.08)	(4.38)	–	(4.46)	(20.12)	19.31

For the Year Ended October 31, 2007
A	29.33	(0.03)	0.01	11.05	11.03	–	(2.12)	–	(2.12)	8.91	38.24
B	25.23	(0.20)	0.01	9.31	9.12	–	(2.12)	–	(2.12)	7.00	32.23
C	25.24	(0.10)	–	9.25	9.15	–	(2.12)	–	(2.12)	7.03	32.27
I	29.34	0.01	–	11.16	11.17	–	(2.12)	–	(2.12)	9.05	38.39
R3(J)	29.39	(0.08)	–	9.87	9.79	–	–	–	–	9.79	39.18
R4(J)	29.39	(0.01)	–	9.95	9.94	–	–	–	–	9.94	39.33
R5(J)	29.39	–	–	10.00	10.00	–	–	–	–	10.00	39.39
Y(K)	30.04	0.15	0.01	11.35	11.51	–	(2.12)	–	(2.12)	9.39	39.43

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

12.32	%(E)	$777,957	1.23	%(F)	1.21	%(F)	1.21	%(F)	(0.55	)%(F)	46%
11.92	(E)	26,084	2.16	(F)	1.96	(F)	1.96	(F)	(1.30	)(F)	–
11.88	(E)	125,517	1.93	(F)	1.93	(F)	1.93	(F)	(1.28	)(F)	–
12.43	(E)	911,279	0.96	(F)	0.96	(F)	0.96	(F)	(0.30	)(F)	–
12.12	(E)	15,519	1.48	(F)	1.45	(F)	1.45	(F)	(0.80	)(F)	–
12.31	(E)	37,963	1.16	(F)	1.15	(F)	1.15	(F)	(0.49	)(F)	–
12.46	(E)	14,459	0.86	(F)	0.85	(F)	0.85	(F)	(0.19	)(F)	–
12.55	(E)	94,141	0.76	(F)	0.76	(F)	0.76	(F)	(0.10	)(F)	–

4.84		754,532	1.22		1.22		1.22		0.06		121
3.96		27,884	2.13		2.04		2.04		(1.32)		–
4.10		128,016	1.92		1.92		1.92		(1.20)		–
5.14		791,091	0.92		0.92		0.92		(0.22)		–
4.62		13,444	1.48		1.45		1.45		(0.74)		–
4.92		36,249	1.16		1.15		1.15		(0.43)		–
5.22		14,132	0.86		0.85		0.85		(0.15)		–
5.32		98,278	0.76		0.76		0.76		(0.04)		–

19.77		431,465	1.35		1.32		1.32		(0.57)		115
18.84		34,559	2.18		2.07		2.07		(1.33)		–
19.07		156,903	1.95		1.95		1.95		(1.21)		–
20.23		495,439	0.93		0.93		0.93		(0.22)		–
19.56		10,772	1.49		1.49		1.49		(0.77)		–
19.93		42,770	1.17		1.17		1.17		(0.44)		–
20.34		14,203	0.87		0.87		0.87		(0.14)		–
20.44		136,662	0.77		0.77		0.77		(0.04)		–

11.24		746,980	1.47		1.24		1.24		0.11		137
10.62		36,371	2.36		1.84		1.84		(0.53)		–
10.32		173,788	2.04		2.04		2.04		(0.72)		–
11.58		360,198	0.99		0.99		0.99		0.23		–
10.95		8,468	1.55		1.55		1.55		(0.28)		–
11.36		35,421	1.21		1.21		1.21		0.05		–
11.62		11,967	0.92		0.92		0.92		0.20		–
11.81		172,228	0.80		0.80		0.80		0.50		–

(44.66)		1,145,281	1.31		1.31		1.31		(0.19)		142
(45.07)		38,167	2.13		2.05		2.05		(0.93)		–
(44.97)		201,128	1.93		1.93		1.93		(0.81)		–
(44.35)		118,918	0.86		0.86		0.86		0.25		–
(44.77)		5,391	1.52		1.52		1.52		(0.39)		–
(44.60)		19,129	1.19		1.19		1.19		(0.08)		–
(44.41)		3,169	0.93		0.93		0.93		0.22		–
(44.38)		133,048	0.78		0.78		0.78		0.34		–

40.39	(I)	989,969	1.42		1.31		1.31		(0.12)		120
39.29	(I)	56,396	2.18		2.11		2.11		(0.88)		–
39.40	(I)	201,274	1.98		1.98		1.98		(0.82)		–
40.89	(I)	40,678	0.86		0.86		0.86		0.09		–
33.31	(E)	322	1.58	(F)	1.58	(F)	1.58	(F)	(0.69	)(F)	–
33.82	(E)	3,402	1.23	(F)	1.23	(F)	1.23	(F)	(0.18	)(F)	–
34.03	(E)	81	0.92	(F)	0.92	(F)	0.92	(F)	0.01	(F)	–
41.07	(I)	138,065	0.80		0.80		0.80		0.53		–

25

The Hartford Growth Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.
(K)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007.

26

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Growth Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,123.20	$6.39	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class B	$1,000.00	$1,119.20	$10.33	$1,000.00	$1,015.12	$9.82	1.96	182	366
Class C	$1,000.00	$1,118.80	$10.19	$1,000.00	$1,015.25	$9.69	1.93	182	366
Class I	$1,000.00	$1,124.30	$5.06	$1,000.00	$1,020.10	$4.81	0.96	182	366
Class R3	$1,000.00	$1,121.20	$7.65	$1,000.00	$1,017.65	$7.27	1.45	182	366
Class R4	$1,000.00	$1,123.10	$6.07	$1,000.00	$1,019.15	$5.77	1.15	182	366
Class R5	$1,000.00	$1,124.60	$4.49	$1,000.00	$1,020.64	$4.27	0.85	182	366
Class Y	$1,000.00	$1,125.50	$4.01	$1,000.00	$1,021.09	$3.81	0.76	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GO12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Municipal Real Return Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Municipal Real Return Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Real Return Fund inception 06/02/1986
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Municipal Real Return A#	5.88%	10.47%	1.33%	3.42%
Municipal Real Return A##		5.50%	0.40%	2.94%
Municipal Real Return B#	5.43%	9.75%	0.58%	NA *
Municipal Real Return B##		4.75%	0.25%	NA *
Municipal Real Return C#	5.53%	9.71%	0.58%	2.63%
Municipal Real Return C##		8.71%	0.58%	2.63%
Municipal Real Return I#	6.00%	10.72%	1.61%	3.56%
Municipal Real Return Y#	6.04%	10.79%	1.59%	3.66%
Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index	4.43%	8.47%	5.65%	5.01%
Barclays Capital Municipal Bond Index	5.50%	11.36%	5.60%	5.38%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. On or about March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when, prior to March 5, 2012, it utilized a modified investment strategy.

Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

The Fund changed its benchmark from the Barclays Capital Municipal Bond Index to the Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index because the Fund’s investment manager believes that the Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Real Return Fund
Manager Discussiond)
April 30, 2012 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby	Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst	Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Municipal Real Return Fund returned 5.88%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmarks, the Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index, which returned 4.43% and the Barclays Capital Municipal Bond Index which returned 5.50% for the same period. The Fund also outperformed the 4.90% return of the average fund in the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund’s performance was driven by favorable duration, yield curve positioning, and sector allocation. The Fund’s longer duration and overweight to the outperforming intermediate maturities supported performance during the period.

Security selection and positioning within the higher yield segment of the fixed income market helped the Fund outperform the benchmark, specifically within the Transportation, Tobacco, Education and Utility sectors. The market saw increased demand for lower rated securities from investors reaching for higher levels of income in this low absolute interest rate environment. An underweight to non-investment grade securities detracted from performance relative to the benchmark.

On March 5, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management Company. Wellington has been positioning the Fund’s portfolio as described in the Outlook section below.

What is the outlook?

We believe the U.S. economy is expanding at a moderate pace. Therefore, we have a medium risk posture. The municipal curve has flattened but remains steep. Given the overall slope of the municipal curve, we believe the 5-year portion of the curve is expensive, while the 10-year portion is cheap, and the 20-year portion is fair. We believe the 10-year portion of the curve is attractive from a roll down perspective.

We favor moving to a neutral duration posture with a flattening bias and look for opportunities to move out of the 5-year range.

Tax reform discussions have picked up and changes to the municipal tax exemption have been a topic of conversation. Some contend that the municipal tax exemption disproportionately benefits wealthy individuals and corporations, so it is possible that the exemption will be threatened by fiscal reforms aimed at increasing revenues. Changes to the tax code might entirely remove the exemption or provide for a grandfathering of existing tax-exempt municipals. Any reduction to the tax benefit would likely be negative for demand in the sector, but it is too early to tell whether the exemption is under serious threat, so markets have reacted little in response to potential changes. Flows into municipal mutual funds have been steadily positive and supply remains limited, creating what we believe is a favorable technical environment for the tax-exempt asset class. Supply is expected to remain scarce, but the record low yields in the asset class may cause future inflows to slow.

Municipalities are under stress, but we do not expect widespread defaults. State general-obligation (GO) revenues are improving, but we believe they will be offset by increasing pension and Medicaid expenses. We believe the local GO sector will remain stressed until real estate prices improve. Municipal credit spreads have tightened but remain attractive in our opinion; fundamental research is critical for individual security selection in this sector. At the end of the period, we were underweight GOs, especially at the local level. We retained exposure to municipal spread product, including health care (both investment-grade and high yield), toll roads, and airports. We also favored essential service revenue bonds, such as water, sewer, and electric utilities. At the end of the period, the Fund had approximately 86% in investment-grade municipal securities, 8% in net cash, and 6% in high yield municipal securities.

We believe inflation expectations are reflective of a stable macroeconomic outlook and moderating commodity prices. U.S. growth and unemployment is likely to remain

3

The Hartford Municipal Real Return Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

challenged, meaning the U.S. Federal Reserve will likely remain accommodative for an extended period of time. We expect inflation to fall over the next 6-12 months, settling in around 2% in mid-2012. At the end of the period we had an inflation hedge, implemented via CPI (consumer price index) swaps, on 67% of the Fund on a contribution to duration (CTD) basis.

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	8.2%
Aa / AA	35.5
A	32.1
Baa / BBB	9.8
Unrated	8.0
Non Debt Securities and Other Short-Term Instruments	7.9
Other Assets & Liabilities	(1.5)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Airport Revenues	4.3%
General Obligations	16.3
Health Care/Services	9.3
Higher Education (Univ., Dorms, etc.)	10.4
Housing (HFA'S, etc.)	0.4
Miscellaneous	13.4
Pollution Control	1.6
Prerefunded	4.5
Special Tax Assessment	3.6
Tax Allocation	6.8
Transportation	8.0
Utilities - Combined	1.0
Utilities - Electric	4.8
Utilities - Gas	0.9
Utilities - Water and Sewer	7.0
Waste Disposal	1.3
Short-Term Investments	7.9
Other Assets and Liabilities	(1.5)
Total	100.0%

4

The Hartford Municipal Real Return Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 93.6%
	Alabama - 2.7%
	Alabama State 21st Century Auth Settlement Rev
$1,100	4.00%, 06/01/2016	$1,213
1,500	5.00%, 06/01/2017	1,740
	Huntsville, AL, GO (Prerefunded with State & Local Gov't Securities)
1,855	5.25%, 05/01/2022 ╦	1,892
	Mobile, AL, IDA Pollution Obligor: Alabama Power Co
1,815	1.65%, 06/01/2034	1,820
		6,665
	Alaska - 0.5%
	Alaska Municipal Bond Bank Auth GO
375	5.75%, 09/01/2033	428
	Anchorage, AK, GO
610	5.25%, 08/01/2028	695
		1,123
	Arizona - 0.7%
	Arizona Sundance Community Facilities Dist, Special Assess Rev #2
308	7.13%, 07/01/2027 ■	309
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	266
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022	201
	Yavapai County, AZ, IDA Hospital Facility
1,000	4.00%, 10/01/2014	1,072
		1,848
	California - 15.9%
	California Health Facilities FA, Sutter Health
1,110	5.88%, 08/15/2031	1,319
	California Public Works Board, Dept of Health Services Richmond Lab
300	5.00%, 11/01/2030	308
	California State Communities DA Rev
2,500	5.00%, 11/01/2029 ☼	2,884
	California State Dept Water Resources Supply Rev
2,500	5.00%, 05/01/2019 - 05/01/2022 ‡	3,047
	California State Educational Fac Auth Rev
630	5.00%, 04/01/2030	645
	California State GO
1,000	5.00%, 10/01/2019	1,196
3,515	6.50%, 04/01/2033	4,304
	California State Health Fac FA Rev
1,000	5.50%, 11/15/2040	1,145
	California State Pollution Control FA
2,250	1.88%, 04/01/2025	2,247
	California State Public Works Board Lease Rev
1,500	5.25%, 10/01/2022	1,760
	California State Public Works Board, Correctional Facilities Improvement
500	6.00%, 03/01/2035	561
	California State Public Works Board, State University Trustees
170	6.13%, 04/01/2029	199
2,000	6.25%, 04/01/2034	2,250
	California State Public Works Board, Various Capital Projects
1,000	6.38%, 11/01/2034	1,156
	California Statewide Community DA, Windrush School
250	0.00%, 07/01/2037 ●	173
	El Dorado, CA, Irrigation Dist
300	5.38%, 08/01/2024	338
	Huntington Park, CA, Public FA Rev
400	5.25%, 09/01/2019	437
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
95	6.35%, 09/02/2027	97
	Los Angeles, CA, Wastewater System Rev
2,000	5.00%, 06/01/2022	2,396
	Morongo Band of Mission Indians, CA, Enterprise
1,655	6.50%, 03/01/2028 ■	1,676
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	544
	Port Oakland, CA, GO
1,000	5.00%, 05/01/2026	1,057
	San Bernardino, CA, Community College Dist GO
500	6.38%, 08/01/2026	614
	San Diego, CA, Redev Agency, Centre City Sub Pkg
200	5.25%, 09/01/2026	200
	San Francisco City & County, CA, Redev FA
1,120	6.50%, 08/01/2032	1,250
	Santa Cruz County, CA, Redev Agency
665	6.63%, 09/01/2029	774
	Southern California State Public Power Auth
500	5.00%, 07/01/2023	578
	Temecula, CA, Redev Agency Tax Allocation Rev
245	5.63%, 12/15/2038	234
	Torrance, CA, USD GO
1,500	5.50%, 08/01/2025	1,741
	Tuolumne, CA, Wind Proj Auth Rev
1,000	5.88%, 01/01/2029	1,174
	Ventura County, CA, Certificates of Participation
1,250	5.63%, 08/15/2027	1,440
	Washington Township, CA, Health Care Dist Rev
500	5.00%, 07/01/2037	516
1,000	6.00%, 07/01/2029	1,140
		39,400
	Colorado - 1.0%
	Denver, CO, City & County Airport Rev
600	5.00%, 11/15/2015	673
	Regional Transportation Dist, CO, Private
1,000	6.00%, 01/15/2034	1,100
	University of Colorado Enterprise Rev
600	5.75%, 06/01/2028	738
		2,511

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 93.6% - (continued)
	Connecticut - 0.6%
	Connecticut State DA Pollution Control Rev
$1,490	1.55%, 05/01/2031	$1,495

	Delaware - 0.6%
	Delaware State Transportation Auth
1,180	5.00%, 07/01/2025	1,383

	District of Columbia - 1.3%
	District of Columbia University Rev
3,000	5.25%, 04/01/2034	3,326

	Florida - 4.9%
	Colonial Country Club Community Development Dist, Capital Improvement Rev
455	6.40%, 05/01/2033	480
	Greater Orlando, FL, Aviation Auth
2,500	5.00%, 10/01/2021 - 10/01/2024 ☼	2,851
	Jacksonville, FL, Econ Development Community Health Care Fac
2,000	6.25%, 09/01/2027	2,145
	Jacksonville, FL, Sales Tax Rev
640	5.00%, 10/01/2018	746
	Miami-Dade County, FL, Educational Fac Auth
2,000	5.75%, 04/01/2028	2,185
	River Bend Community Development Dist, Capital Improvement Rev
880	0.00%, 11/01/2015 ●	352
	Tampa Bay, FL, Regional Water Supply Auth
2,000	5.00%, 10/01/2019	2,473
	Village, FL Community Development Dist #5
825	6.50%, 05/01/2033	846
		12,078
	Georgia - 4.3%
	Atlanta, GA, Airport Passenger Fac Charge Rev
2,000	5.00%, 01/01/2023	2,306
	Atlanta, GA, Water & Wastewater Rev
1,500	6.00%, 11/01/2022	1,838
	Burke County, GA, DA
2,000	1.25%, 01/01/2052	1,999
	Dekalb Newton & Gwinnett Counties, GA, Joint DA
1,000	6.00%, 07/01/2034	1,133
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,346
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State & Local Gov't Securities)
795	6.38%, 01/01/2014	847
	Georgia Municipal Electric Auth, Power Rev
945	6.50%, 01/01/2017	1,081
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov't Securities)
55	6.50%, 01/01/2017	62
		10,612
	Hawaii - 0.2%
	Hawaii State Harbor System Rev
500	5.38%, 01/01/2020	537

	Idaho - 0.7%
	Idaho State Bond Bank Auth Rev
1,470	5.63%, 09/15/2026	1,726

	Illinois - 5.7%
	Chicago, IL, O'Hare International Airport Rev
1,000	5.25%, 01/01/2027	1,030
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
1,725	0.00%, 03/01/2037 ●	776
	Huntley, IL, Special Service #9
1,500	5.10%, 03/01/2028	1,593
	Illinois Education Facilities Auth, Augustana College, Ser A
1,270	5.70%, 10/01/2032	1,275
	Illinois State Fin Auth Rev
1,000	5.00%, 11/15/2042 ☼	1,120
	Illinois State GO
1,000	5.00%, 01/01/2022	1,094
2,000	5.25%, 01/01/2021	2,275
	Railsplitter, IL, Tobacco Settlement Auth
1,000	5.50%, 06/01/2023	1,139
	Round Lake, IL, Special Tax Rev
935	4.70%, 03/01/2033	947
	Round Lake, IL, Special Tax Rev (Prerefunded with State & Local Gov't Securities)
473	6.70%, 03/01/2033	503
	Springfield, IL, Water Rev
500	5.25%, 03/01/2026	568
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj
949	6.63%, 03/01/2033	951
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
899	6.88%, 03/01/2033	916
		14,187
	Indiana - 1.4%
	Indian State FA Hospital Rev
2,000	6.75%, 03/01/2035	2,127
	University of Southern Indiana
1,070	5.00%, 10/01/2022 - 10/01/2023	1,230
		3,357
	Kentucky - 1.0%
	Louisville & Jefferson County, KY Co
1,220	1.65%, 10/01/2033 Δ	1,220
	Louisville & Jefferson County, KY Metropolitan Government Rev
1,085	5.00%, 12/01/2023	1,282
		2,502
	Louisiana - 2.7%
	Louisiana State Citizens Property PSFG Corp
2,725	5.00%, 06/01/2012 - 06/01/2016	2,914
	Louisiana State Office Fac Corp Lease Rev
2,500	5.00%, 11/01/2021	3,011
	Louisiana State Public Facs Auth Rev
1,000	5.75%, 07/01/2039	819
		6,744

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 93.6% - (continued)
	Massachusetts - 3.6%
	Massachusetts State Development Fin Agency Rev
$1,000	2.25%, 12/01/2041	$1,023
	Massachusetts State GO
5,000	0.22%, 03/01/2026 Δ	5,000
3,000	0.70%, 09/01/2015 Δ	2,999
		9,022
	Michigan - 1.7%
	Detroit, MI, Water Supply System Ref Rev
1,750	6.50%, 07/01/2015	1,926
	Grand Valley, MI, State University Rev
1,500	5.50%, 12/01/2027	1,667
	Michigan Hospital FA, Rev Ref Henry Ford Health System (Prerefunded with State & Local Gov't Securities)
500	5.63%, 03/01/2017	522
		4,115
	Minnesota - 2.2%
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	257
	Rochester, MN, Healthcare Fac Rev Obligor: Mayo Clinic
1,500	4.00%, 11/15/2038	1,717
	Rosemount, MN, ISD GO
1,950	5.70%, 04/01/2015○	1,833
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019	512
	University of Minnesota (Prerefunded with State & Local Gov't Securities)
1,000	5.75%, 07/01/2018	1,254
		5,573
	Missouri - 0.5%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	511
	Stone Canyon, MO, Community Improvement Dist Rev
1,000	0.00%, 04/01/2027 ●	700
		1,211
	Nebraska - 0.4%
	Nebraska State Proj Rev Bonds
1,000	5.00%, 09/01/2015	1,092

	Nevada - 1.4%
	Nevada State GO
2,870	5.00%, 08/01/2019	3,480

	New Jersey - 0.9%
	New Jersey State Econ DA
970	5.00%, 06/15/2018	1,105
	New Jersey State Econ DA Lease Rev
1,000	5.00%, 09/01/2021	1,187
		2,292
	New Mexico - 0.2%
	Cabezon, NM, Public Improvement Dist
460	5.20%, 09/01/2015	458

	New York - 11.6%
	Erie County, NY, Industrial DA School Fac Rev
2,000	5.00%, 05/01/2018	2,382
	Metropolitan Transportation Auth, NY, Rev
3,000	5.25%, 11/15/2023	3,574
	New York City, NY, Transitional FA Rev
4,000	0.26%, 08/01/2031 Δ	4,000
4,500	0.41%, 08/01/2031 Δ	4,500
1,000	5.00%, 11/01/2022	1,236
	New York Dorm Auth, Fordham University FGIC
80	5.00%, 07/01/2020	80
	New York Dorm Auth, Upstate Community College
250	5.25%, 07/01/2021	267
	New York State Dormitory Auth Rev
1,000	5.00%, 03/15/2022	1,231
	New York State Dormitory Auth Rev Obligor: Mount Saint Mary College
400	5.00%, 07/01/2027	406
	New York State Dormitory Auth Rev Obligor: Teacher's College
2,000	5.38%, 03/01/2029	2,234
	New York State Enviornmental Fac Corp
450	5.00%, 07/15/2026	454
	New York, NY, GO
1,000	6.25%, 10/15/2028	1,218
	New York, NY, GO (Prerefunded with US Gov't Securities)
45	5.75%, 03/01/2019	47
	New York, NY, Transitional FA Future Tax Secured (Prerefunded with US Gov't Securities)
450	5.00%, 08/01/2023	455
	NY State Thruway Auth
2,500	5.00%, 04/01/2021	3,070
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
4,475	6.00%, 09/15/2027	3,192
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
500	6.38%, 01/01/2024	503
		28,849
	North Carolina - 0.4%
	Mecklenburg County, NC, Certificate of Participation School Improvements
795	5.00%, 02/01/2024	915

	North Dakota - 0.9%
	North Dakota State FA
1,750	5.00%, 10/01/2022	2,176

	Ohio - 1.2%
	Cuyahoga, OH, Community College Dist
1,200	5.00%, 08/01/2027	1,353
	Hamilton, OH, School Dist Improvement GO
1,270	6.15%, 12/01/2016	1,529
		2,882
	Oklahoma - 0.9%
	Oklahoma State Turnpike Auth
2,000	5.00%, 01/01/2029	2,310

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 93.6% - (continued)
	Other U.S. Territories - 1.4%
	Guam Government, Limited Obligation Rev Section 30 Ser A
$565	5.75%, 12/01/2034	$597
	Puerto Rico Housing FA Single Family Rev
1,000	5.13%, 12/01/2027	1,080
	Puerto Rico Sales Tax Financing Corp
1,000	5.00%, 08/01/2022	1,198
	University Virgin Islands
270	5.13%, 12/01/2022	302
225	5.25%, 12/01/2023 - 12/01/2024	253
		3,430
	Pennsylvania - 3.0%
	Pennsylvania State Higher Educational Fac Auth Rev Obligor: Edinboro University Foundation
1,000	6.00%, 07/01/2043	1,072
	Pennsylvania State Turnpike Commission Rev
665	6.00%, 06/01/2028	774
	Philadelphia, PA, GO
1,000	5.25%, 08/01/2019	1,142
	Philadelphia, PA, Municipal Auth
650	6.38%, 04/01/2029	720
800	6.50%, 04/01/2034	866
	Pittsburgh, PA, School Dist GO
2,320	5.00%, 09/01/2021 - 09/01/2023	2,814
		7,388
	Rhode Island - 0.8%
	Central Falls, RI, Detention Fac Corp Rev
275	6.75%, 01/15/2013	271
	Cranston, RI, GO
1,410	5.00%, 07/01/2018	1,612
		1,883
	South Carolina - 0.5%
	South Carolina State Public Service Auth Rev
1,000	5.00%, 01/01/2019	1,219

	Tennessee - 0.9%
	Johnson City, TN, Health & Educational Fac
1,000	5.50%, 07/01/2031	1,050
	Tennessee State GO
1,000	5.00%, 10/01/2022	1,261
		2,311
	Texas - 9.6%
	Boarne School District
1,060	5.00%, 02/01/2023 ‡	1,275
	Dallas-Fort Worth, TX, International Airport Rev
740	6.00%, 11/01/2028 - 11/01/2032	742
	Denton, TX, IDS GO
1,750	2.13%, 08/01/2042	1,812
	Houston, TX, Utility System Rev
2,000	6.00%, 11/15/2036	2,374
	Kerrville Health Facilities Development Corp.
935	5.00%, 08/15/2015	1,012
	Killeen, TX, ISD GO
1,400	5.00%, 02/15/2020 ‡	1,737
	La Vernia, TX, Higher Education Fin Corp
2,000	6.38%, 08/15/2044	2,215
	Lower Colorado River Auth Rev (Prerefunded with State & Local Gov't Securities)
1,965	7.25%, 05/15/2037	2,365
	North Texas Tollway Auth Rev
1,000	5.00%, 09/01/2023	1,208
3,000	6.00%, 01/01/2025	3,491
	Tarrant County, TX, Culturall Education Fac
1,000	6.25%, 11/15/2029	1,197
	Texas State Muni Gas Acquisition
1,000	5.25%, 12/15/2017	1,091
	Texas State Private Activity Surface Transportation
2,000	6.88%, 12/31/2039	2,299
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000	5.65%, 11/15/2035	950
		23,768
	Virginia - 1.1%
	Peninsula Town Ctr, VA, Community DA
695	6.45%, 09/01/2037	662
	Virginia State Resources Auth Infrastructure
500	5.00%, 11/01/2024	588
	Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov't Securities)
1,455	5.50%, 06/01/2026	1,589
		2,839
	Washington - 2.2%
	Energy Northwest, WA, Elec Rev
2,500	5.00%, 07/01/2017	2,998
	FYI Properties, WA, Lease Rev
2,285	5.50%, 06/01/2034	2,545
		5,543
	West Virginia - 1.8%
	West Virginia State Econ DA Lease Rev
3,785	5.00%, 06/01/2018 - 06/01/2020	4,521
		4,521
	Wisconsin - 0.9%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov't Securities)
1,000	6.38%, 06/01/2032 ‡	1,005
	Wisconsin State GO
125	5.75%, 05/01/2033	150
865	6.00%, 05/01/2036	1,042
		2,197
	Wyoming - 1.3%
	Campbell County, WY, Solid Waste Fac Rev
3,000	5.75%, 07/15/2039	3,329

	Total municipal bonds
	(cost $220,954)	$232,297

	Total long-term investments
	(cost $220,954)	$232,297

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 7.9%
	Investment Pools and Funds - 7.9%
19,547	JP Morgan Tax Free Money Market Fund		$19,547

	Total short-term investments
	(cost $19,547)		$19,547

	Total investments
	(cost $240,501) ▲	101.5%	$251,844
	Other assets and liabilities	(1.5)%	(3,798)
	Total net assets	100.0%	$248,046

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $1,960 of cash as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,985, which represents 0.8% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $5,667 at April 30, 2012.

Interest Rate Swap Contracts Outstanding at April 30, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	2.22% Fixed	CPURNSA 226.80	$21,775	04/05/15	$–	$(105)	$(105)
BCLY	2.46% Fixed	CPURNSA 219.45	3,500	03/09/13	–	5	5
BCLY	2.65% Fixed	CPURNSA 219.28	10,500	03/04/18	–	(139)	(139)
BCLY	2.75% Fixed	CPURNSA 219.25	7,000	03/03/21	–	(117)	(117)
BCLY	2.98% Fixed	CPURNSA 219.41	5,750	03/08/26	–	(266)	(266)
BOA	2.45% Fixed	CPURNSA 226.34	7,800	03/22/17	–	(42)	(42)
CSI	1.19% Fixed	CPURNSA 226.04	4,000	10/07/12	–	36	36
DEUT	1.40% Fixed	CPURNSA 226.04	7,000	10/07/14	–	120	120
DEUT	2.40% Fixed	CPURNSA 226.02	7,800	03/12/17	–	(17)	(17)
JPM	2.33% Fixed	CPURNSA 225.92	7,000	09/30/21	–	156	156
JPM	2.34% Fixed	CPURNSA 219.28	3,600	03/04/14	–	(2)	(2)
JPM	2.45% Fixed	CPURNSA 219.25	5,500	03/03/16	–	(26)	(26)
JPM	2.46% Fixed	CPURNSA 219.45	3,500	03/09/13	–	5	5
JPM	2.75% Fixed	CPURNSA 219.25	7,000	03/03/21	–	(117)	(117)
JPM	2.97% Fixed	CPURNSA 220.69	6,800	04/14/26	–	(305)	(305)
JPM	2.98% Fixed	CPURNSA 219.28	2,000	03/04/36	–	(125)	(125)
UBS	2.34% Fixed	CPURNSA 219.28	7,200	03/04/14	–	(5)	(5)
UBS	2.65% Fixed	CPURNSA 219.28	5,250	03/04/18	–	(69)	(69)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2012 - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
UBS	2.71% Fixed	CPURNSA 220.66	$4,600	04/13/16	$–	$(92)	$(92)
UBS	2.75% Fixed	CPURNSA 219.25	7,000	03/03/21	–	(117)	(117)
UBS	2.79% Fixed	CPURNSA 220.66	7,800	04/13/18	–	(198)	(198)
UBS	2.95% Fixed	CPURNSA 219.38	5,750	03/07/26	–	(230)	(230)
UBS	2.98% Fixed	CPURNSA 219.28	2,000	03/04/36	–	(125)	(125)
					$–	$(1,775)	$(1,775)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:

BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Index Abbreviations:

CPURNSA	U.S. CPI Urban Consumers NSA Index

Municipal Bond Abbreviations:

DA	Development Authority
FA	Finance Authority
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
IDA	Industrial Development Authority Bond
ISD	Independent School District
PA	Port Authority
USD	United School District

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Real Return Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	232,297	–	232,297	–
Short-Term Investments	19,547	19,547	–	–
Total	$251,844	$19,547	$232,297	$–
Interest Rate Swaps *	322	–	322	–
Total	$322	$–	$322	$–
Liabilities:
Interest Rate Swaps *	2,097	–	1,046	1,051
Total	$2,097	$–	$1,046	$1,051

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Swaps*	$91	$—	†	$—	‡	$—	$—	$—	$—	$(91)	$—
Total	$91	$—		$—		$—	$—	$—	$—	$(91)	$—

Liabilities:
Swaps*	$(1,873)	$—	†	$821	‡	$—	$—	$—	$—	$—	$(1,051)
Total	$(1,873)	$—		$821		$—	$—	$—	$—	$—	$(1,051)

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
†	The realized gain (loss) earned for swaps during the period ended April 30, 2012 was $(424).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $138.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Real Return Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $240,501)	$251,844
Cash	1,960	*
Unrealized appreciation on swap contracts	322
Receivables:
Investment securities sold	2,020
Fund shares sold	727
Dividends and interest	2,535
Other assets	51
Total assets	259,459
Liabilities:
Unrealized depreciation on swap contracts	2,097
Payables:
Investment securities purchased	8,763
Fund shares redeemed	428
Investment management fees	20
Dividends	72
Distribution fees	15
Accrued expenses	18
Total liabilities	11,413
Net assets	$248,046
Summary of Net Assets:
Capital stock and paid-in-capital	$284,707
Undistributed net investment income	1
Accumulated net realized loss	(46,230)
Unrealized appreciation of investments	9,568
Net assets	$248,046

Shares authorized	19,300,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$9.58/$10.03
Shares outstanding	15,662
Net assets	$150,108
Class B: Net asset value per share	$9.50
Shares outstanding	430
Net assets	$4,086
Class C: Net asset value per share	$9.53
Shares outstanding	4,884
Net assets	$46,554
Class I: Net asset value per share	$9.60
Shares outstanding	1,867
Net assets	$17,929
Class Y: Net asset value per share	$9.56
Shares outstanding	3,072
Net assets	$29,369

* Cash of $1,960 was pledged as collateral for open swap contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Real Return Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Interest	4,975
Total investment income	4,978

Expenses:
Investment management fees	596
Transfer agent fees	53
Distribution fees
Class A	183
Class B	22
Class C	222
Custodian fees	2
Accounting services fees	19
Registration and filing fees	42
Board of Directors' fees	3
Audit fees	5
Other expenses	14
Total expenses (before waivers)	1,161
Expense waivers	(23)
Total waivers	(23)
Total expenses, net	1,138
Net Investment Income	3,840
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	5,029
Net realized loss on swap contracts	(390)
Net Realized Gain on Investments and Other Financial Instruments	4,639
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	4,107
Net unrealized appreciation of swap contracts	987
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	5,094
Net Gain on Investments and Other Financial Instruments	9,733
Net Increase in Net Assets Resulting from Operations	$13,573

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Real Return Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$3,840	$9,504
Net realized gain (loss) on investments and other financial instruments	4,639	(1,653)
Net unrealized appreciation (depreciation) of investments and other financial instruments	5,094	(7,448)
Net Increase In Net Assets Resulting From Operations	13,573	403
Distributions to Shareholders:
From net investment income
Class A	(2,453)	(5,704)
Class B	(58)	(217)
Class C	(585)	(1,540)
Class I	(247)	(413)
Class L*	—	(240)
Class Y	(538)	(1,431)
Total distributions	(3,881)	(9,545)
Capital Share Transactions:
Class A	6,384	(11,279)
Class B	(654)	(2,529)
Class C	1,549	(2,924)
Class I	6,690	2,559
Class L*	—	(8,759)
Class Y	(1,517)	(2,261)
Net increase (decrease) from capital share transactions	12,452	(25,193)
Net Increase (Decrease) In Net Assets	22,144	(34,335)
Net Assets:
Beginning of period	225,902	260,237
End of period	$248,046	$225,902
Undistributed (distribution in excess of) net investment income (loss)	$1	$42

* Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Real Return Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Municipal Real Return Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

15

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

17

The Hartford Municipal Real Return Fund
Notes to Financial Statements-(continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of

18

payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$322	$—	$—	$—	$—	$—	$322
Total	$322	$—	$—	$—	$—	$—	$322

Liabilities:
Unrealized depreciation on swap contracts	$2,097	$—	$—	$—	$—	$—	$2,097
Total	$2,097	$—	$—	$—	$—	$—	$2,097

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

19

The Hartford Municipal Real Return Fund
Notes to Financial Statements-(continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on swap contracts	$(390)	$—	$—	$—	$—	$—	$(390)
Total	$(390)	$—	$—	$—	$—	$—	$(390)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$987	$—	$—	$—	$—	$—	$987
Total	$987	$—	$—	$—	$—	$—	$987

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

6.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

20

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Tax Exempt Income †	$9,598	$11,621
Ordinary Income	45	—

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$134
Accumulated Capital Losses *	(50,869)
Unrealized Appreciation †	4,474
Total Accumulated Deficit	$(46,261)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

21

The Hartford Municipal Real Return Fund
Notes to Financial Statements-(continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2013	$5
2014	433
2015	2,885
2016	23,183
2017	16,621
2018	6,088
2019	1,654
Total	$50,869

As a result of mergers in the Fund, certain provisions in the IRC may limit future utilization of capital losses.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $500 million	0.45%
On next $1.5 billion	0.44%
On next $2.5 billion	0.43%
On next $5 billion	0.42%
Over $10 billion	0.41%

22

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
0.85%	1.60%	1.60%	0.60%	0.60%

d)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $264 and contingent deferred sales charges of $33 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

23

The Hartford Municipal Real Return Fund
Notes to Financial Statements-(continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$91,101
Sales Proceeds Excluding U.S. Government Obligations	72,356

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,742	236	(2,286)	—	692	4,004	560	(6,740)	723	(1,453)
Amount	$25,657	$2,226	$(21,499)	$—	$6,384	$36,513	$5,079	$(61,073)	$8,202	$(11,279)
Class B
Shares	7	5	(82)	—	(70)	21	20	(323)	—	(282)
Amount	$66	$49	$(769)	$—	$(654)	$187	$179	$(2,895)	$—	$(2,529)
Class C
Shares	630	50	(517)	—	163	1,249	131	(1,727)	—	(347)
Amount	$5,921	$465	$(4,837)	$—	$1,549	$11,342	$1,183	$(15,449)	$—	$(2,924)
Class I
Shares	1,078	22	(390)	—	710	942	35	(696)	—	281
Amount	$10,205	$202	$(3,717)	$—	$6,690	$8,554	$318	$(6,313)	$—	$2,559
Class L
Shares	—	—	—	—	—	6	21	(89)	(726)	(788)
Amount	$—	$—	$—	$—	$—	$54	$187	$(798)	$(8,202)	$(8,759)
Class Y
Shares	4	44	(210)	—	(162)	38	121	(411)	—	(252)
Amount	$40	$418	$(1,975)	$—	$(1,517)	$342	$1,096	$(3,699)	$—	$(2,261)
Total
Shares	4,461	357	(3,485)	—	1,333	6,260	888	(9,986)	(3)	(2,841)
Amount	$41,889	$3,360	$(32,797)	$—	$12,452	$56,992	$8,042	$(90,227)	$—	$(25,193)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	19	$183
For the Year Ended October 31, 2011	73	$662

24

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

11.	Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	726
Shares issued - to Class L shareholders	723	N/A
Net assets immediately before merger	$122,513	$6,714
Net assets immediately after merger	$129,227	N/A

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Municipal Real Return Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments From (to) Affiliate	Net Realized And Unrealized Gain (Loss) On Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) In Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$9.20	$0.16	$—	$0.38	$0.54	$(0.16)	$—	$—	$(0.16)	$0.38	$9.58
B	9.13	0.12	—	0.37	0.49	(0.12)	—	—	(0.12)	0.37	9.50
C	9.15	0.12	—	0.38	0.50	(0.12)	—	—	(0.12)	0.38	9.53
I	9.22	0.17	—	0.38	0.55	(0.17)	—	—	(0.17)	0.38	9.60
Y	9.18	0.17	—	0.38	0.55	(0.17)	—	—	(0.17)	0.38	9.56

For the Year Ended October 31, 2011
A(F)	9.50	0.41	—	(0.30)	0.11	(0.41)	—	—	(0.41)	(0.30)	9.20
B	9.43	0.34	—	(0.30)	0.04	(0.34)	—	—	(0.34)	(0.30)	9.13
C	9.46	0.34	—	(0.31)	0.03	(0.34)	—	—	(0.34)	(0.31)	9.15
I	9.52	0.43	—	(0.30)	0.13	(0.43)	—	—	(0.43)	(0.30)	9.22
Y	9.48	0.43	—	(0.30)	0.13	(0.43)	—	—	(0.43)	(0.30)	9.18

For the Year Ended October 31, 2010
A	9.11	0.43	—	0.40	0.83	(0.44)	—	—	(0.44)	0.39	9.50
B	9.04	0.36	—	0.40	0.76	(0.37)	—	—	(0.37)	0.39	9.43
C	9.07	0.36	—	0.40	0.76	(0.37)	—	—	(0.37)	0.39	9.46
I	9.13	0.46	—	0.39	0.85	(0.46)	—	—	(0.46)	0.39	9.52
Y	9.09	0.46	—	0.39	0.85	(0.46)	—	—	(0.46)	0.39	9.48

For the Year Ended October 31, 2009
A	8.67	0.43	—	0.44	0.87	(0.43)	—	—	(0.43)	0.44	9.11
B	8.61	0.36	—	0.44	0.80	(0.37)	—	—	(0.37)	0.43	9.04
C	8.63	0.37	—	0.44	0.81	(0.37)	—	—	(0.37)	0.44	9.07
I	8.69	0.45	—	0.45	0.90	(0.46)	—	—	(0.46)	0.44	9.13
Y	8.65	0.45	—	0.45	0.90	(0.46)	—	—	(0.46)	0.44	9.09

For the Year Ended October 31, 2008 (G)
A	10.88	0.48	—	(2.21)	(1.73)	(0.48)	—	—	(0.48)	(2.21)	8.67
B	10.80	0.39	—	(2.17)	(1.78)	(0.41)	—	—	(0.41)	(2.19)	8.61
C	10.83	0.39	—	(2.18)	(1.79)	(0.41)	—	—	(0.41)	(2.20)	8.63
I	10.90	0.48	—	(2.18)	(1.70)	(0.51)	—	—	(0.51)	(2.21)	8.69
Y	10.86	0.50	—	(2.20)	(1.70)	(0.51)	—	—	(0.51)	(2.21)	8.65

For the Year Ended October 31, 2007
A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88
B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80
C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83
I(H)	11.17	0.21	—	(0.27)	(0.06)	(0.21)	—	—	(0.21)	(0.27)	10.90
Y(I)	11.32	0.51	—	(0.46)	0.05	(0.48)	(0.03)	—	(0.51)	(0.46)	10.86

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on May 31, 2007.
(I)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

5.88	%(D)	$150,108	0.87	%(E)	0.85	%(E)	0.85	%(E)	3.33	%(E)	33%
5.43	(D)	4,086	1.68	(E)	1.60	(E)	1.60	(E)	2.59	(E)	—
5.53	(D)	46,554	1.62	(E)	1.60	(E)	1.60	(E)	2.58	(E)	—
6.00	(D)	17,929	0.64	(E)	0.60	(E)	0.60	(E)	3.55	(E)	—
6.04	(D)	29,369	0.57	(E)	0.57	(E)	0.57	(E)	3.61	(E)	—

1.28		137,766	0.90		0.85		0.85		4.52		29
0.54		4,565	1.70		1.60		1.60		3.75		—
0.43		43,214	1.64		1.60		1.60		3.72		—
1.53		10,671	0.64		0.60		0.60		4.71		—
1.54		29,686	0.60		0.60		0.60		4.73		—

9.26		156,092	0.86		0.85		0.85		4.69		19
8.53		7,376	1.67		1.60		1.60		3.94		—
8.50		47,918	1.62		1.60		1.60		3.94		—
9.52		8,343	0.62		0.60		0.60		4.93		—
9.59		33,050	0.57		0.57		0.57		4.97		—

10.48		151,639	0.89		0.85		0.85		4.96		46
9.62		8,623	1.70		1.60		1.60		4.21		—
9.72		42,730	1.65		1.60		1.60		4.23		—
10.74		6,899	0.65		0.60		0.60		5.24		—
10.79		33,239	0.59		0.59		0.59		5.22		—

(16.40)		113,542	0.94		0.85		0.85		4.63		77
(16.97)		5,223	1.75		1.60		1.60		3.87		—
(17.02)		27,234	1.70		1.60		1.60		3.89		—
(16.16)		4,705	0.66		0.60		0.60		4.89		—
(16.22)		18,238	0.65		0.60		0.60		4.87		—

0.30		115,459	1.15		0.85		0.85		4.20		43
(0.45)		6,839	1.95		1.60		1.60		3.43		—
(0.45)		22,467	1.90		1.60		1.60		3.45		—
(0.54	)(D)	3,505	0.87	(E)	0.60	(E)	0.60	(E)	4.81	(E)	—
0.48		26,275	0.85		0.65		0.65		4.78		—

27

The Hartford Municipal Real Return Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).
* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Municipal Real Return Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Municipal Real Return Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,058.80	$4.35	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class B	$1,000.00	$1,054.30	$8.17	$1,000.00	$1,016.91	$8.02	1.60	182	366
Class C	$1,000.00	$1,055.30	$8.18	$1,000.00	$1,016.91	$8.02	1.60	182	366
Class I	$1,000.00	$1,060.00	$3.08	$1,000.00	$1,021.88	$3.02	0.60	182	366
Class Y	$1,000.00	$1,060.40	$2.94	$1,000.00	$1,022.01	$2.89	0.57	182	366

31

The Hartford Municipal Real Return Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Municipal Real Return Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on March 5, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board considered that HIFSCO and Wellington Management proposed certain changes to the Fund’s principal investment strategy in connection with the sub-adviser change.

32

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composites for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s

33

The Hartford Municipal Real Return Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MRR12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford SmallCap Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford SmallCap Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford SmallCap Growth Fund inception 01/04/1988
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other then Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
SmallCap Growth A#	10.78%	-2.23%	2.90%	5.99%
SmallCap Growth A##		-7.61%	1.74%	5.39%
SmallCap Growth B#	10.38%	-2.96%	2.23%	NA*
SmallCap Growth B##		-7.81%	1.87%	NA*
SmallCap Growth C#	10.37%	-2.95%	2.09%	5.19%
SmallCap Growth C##		-3.92%	2.09%	5.19%
SmallCap Growth I#	10.95%	-1.91%	3.07%	6.09%
SmallCap Growth R3#	10.66%	-2.41%	2.62%	6.04%
SmallCap Growth R4#	10.84%	-2.13%	2.87%	6.18%
SmallCap Growth R5#	10.99%	-1.83%	3.17%	6.34%
SmallCap Growth Y#	11.04%	-1.74%	3.26%	6.39%
Russell 2000 Growth Index	10.58%	-4.42%	3.27%	6.06%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford SmallCap Growth Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford SmallCap Growth Fund returned 10.78%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Russell 2000 Growth Index, which returned 10.58%. For the same period, the Fund underperformed the return of the average fund in the Lipper Small-Cap Growth Funds peer group of 11.57%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Small cap (+11%) stocks underperformed large cap stocks (+13%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. Growth (+10.6%) stocks slightly trailed Value (+11.5%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices. Nine of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Health Care (+16%), Consumer Discretionary (+13%), and Financials (+12%) sectors performed best, while Utilities (-4%) and Telecommunication Services (+4%) lagged on a relative basis.

The Fund’s outperformance relative to the benchmark reflected strong selection in the Energy, Materials, and Consumer Discretionary sectors, which offset weaker selection in Health Care and Consumer Staples. Sector allocation, which is a result of bottom-up security selection (i.e. stock by stock fundamental research), was slightly positive for the period. A modest cash position detracted from relative results in an upward trending market.

Among the top contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) were Zoll Medical (Health Care), SolarWinds (Information Technology), and Georgia Gulf (Materials). Shares of Zoll Medical (Health Care) increased in price during the period. The market responded favorably to developments pertaining to the company’s LifeVest wearable defibrillator. SolarWinds, an enterprise software company, also saw its stock rally as the market continued to recognize its favorable prospective rate of growth. Georgia Gulf markets and manufactures chemicals and building products in the United States and internationally. Demand for domestic polyvinyl chloride, commonly known as PVC, grew as a result of better weather conditions; growth in the PVC market is closely linked to activity in the construction industry. In addition, Westlake announced a hostile takeover offer bid that was rejected by Georgia Gulf. Georgia Gulf’s stock price rose substantially during the portion of the period that we held it in the Fund. Top absolute (i.e. total return) contributors for the period also included Salix Pharmaceutical (Health Care).

The top relative detractors included OPNET Technologies (Information Technology); the Fund’s benchmark-relative performance was also hindered by not holding Medivation (Health Care) and Vivus (Health Care), both of which are stocks in the index that surged in price during the period. OPNET Technologies specializes in manufacturing telecommunication transmission products for inter-office networks. The market frowned on the company’s release of lower-than-expected profit and revenue predictions for its fiscal fourth quarter. Investors responded favorably to Medivation, which we did not own, on the announcement of positive results from a phase 3 trial of a new drug, called MDV3100, for prostate cancer patients. Vivus, another stock in the benchmark that we did not hold, also rose substantially during the period. An FDA Advisory Committee recommended that one of the company’s drugs, Qnexa, be granted approval to market as a treatment for obesity. Top detractors from absolute returns during the period included Diamond Foods (Consumer Staples) and Shutterfly (Consumer Discretionary).

3

The Hartford SmallCap Growth Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

What is the outlook?

Lingering risks cloud the outlook, and we believe they will continue to cause periodic corrections in risky assets. Despite this, the environment has stabilized and long-term volatility is likely to fall. We expect this decline in volatility, particularly when coupled with the market impact of yield-seeking investors, will continue to drive risk appetite. We remain favorably disposed to equities with a growth bias. Since the onset of the global financial crisis, we have become accustomed to a set of relationships among macroeconomic data and the behavior of financial assets. “Risk-on/risk-off” has become common parlance and is associated with certain relationships: a weak dollar and rising commodity prices when risk is on, for example. Similarly, commodities and equities have been highly correlated, as they have been driven by a common factor: easy monetary policy. We would anticipate that many of these relationships will not persist indefinitely.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of what we consider the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. The Fund ended the period overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology and Consumer Discretionary and underweight in Financials, Consumer Staples, and Materials relative to the Russell 2000 Growth Index.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	2.6
Capital Goods (Industrials)	11.5
Commercial & Professional Services (Industrials)	3.1
Consumer Durables & Apparel (Consumer Discretionary)	3.4
Consumer Services (Consumer Discretionary)	2.7
Diversified Financials (Financials)	1.1
Energy (Energy)	8.1
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	1.3
Health Care Equipment & Services (Health Care)	7.1
Household & Personal Products (Consumer Staples)	2.2
Insurance (Financials)	0.9
Materials (Materials)	3.8
Media (Consumer Discretionary)	1.1
Other Investment Pools and Funds (Financials)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.6
Real Estate (Financials)	1.8
Retailing (Consumer Discretionary)	7.5
Semiconductors & Semiconductor Equipment (Information Technology)	3.6
Software & Services (Information Technology)	14.9
Technology Hardware & Equipment (Information Technology)	4.3
Telecommunication Services (Services)	0.6
Transportation (Industrials)	1.7
Utilities (Utilities)	0.4
Short-Term Investments	1.5
Other Assets and Liabilities	(0.5)
Total	100.0%

4

The Hartford SmallCap Growth Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Automobiles & Components - 0.8%
19	American Axle & Manufacturing Holdings, Inc. ●	$181
11	Dana Holding Corp.	160
51	Exide Technologies ●	148
72	Tenneco Automotive, Inc. ●	2,205
		2,694
	Banks - 2.6%
157	Boston Private Financial Holdings, Inc.	1,460
52	Flushing Financial Corp.	676
73	Nationstar Mortgage Holdings, Inc. ●	1,043
107	Ocwen Financial Corp. ●	1,595
29	Signature Bank ●	1,928
109	Umpqua Holdings Corp.	1,444
21	Walker & Dunlop, Inc. ●	278
21	Wintrust Financial Corp.	741
		9,165
	Capital Goods - 11.5%
33	A.O. Smith Corp.	1,558
27	AAON, Inc.	545
29	Actuant Corp. Class A	794
33	Acuity Brands, Inc.	1,845
7	Aerovironment, Inc. ●	161
82	Altra Holdings, Inc. ●	1,505
6	American Science & Engineering, Inc.	366
40	Applied Industrial Technologies, Inc.	1,587
25	AZZ, Inc.	1,313
62	Belden, Inc.	2,169
16	Brady Corp. Class A	493
34	Ceradyne, Inc.	860
51	Chart Industries, Inc. ●	3,930
59	Commercial Vehicles Group, Inc. ●	626
13	Cubic Corp.	582
33	Esterline Technologies Corp. ●	2,232
29	Franklin Electric Co., Inc.	1,434
65	Gencorp, Inc. ●	449
74	GrafTech International Ltd. ●	870
24	Lennox International, Inc.	1,020
19	Lindsay Corp.	1,269
103	Meritor, Inc. ●	669
47	Moog, Inc. Class A ●	2,001
5	National Presto Industries, Inc.	376
64	Nordson Corp.	3,442
31	Orbital Sciences Corp. ●	386
37	Polypore International, Inc. ●	1,395
24	Primoris Services Corp.	352
9	Sauer-Danfoss, Inc.	385
53	Sun Hydraulics Corp.	1,319
81	Taser International, Inc. ●	374
38	Teledyne Technologies, Inc. ●	2,447
78	Trimas Corp. ●	1,720
21	Xerium Technologies, Inc. ●	97
		40,571
	Commercial & Professional Services - 3.1%
10	Acacia Research Corp. ●	418
54	Cenveo, Inc. ●	156
11	Corporate Executive Board Co.	439
69	Deluxe Corp.	1,642
47	Exponent, Inc. ●	2,237
22	Herman Miller, Inc.	435
8	Insperity, Inc.	226
10	Intersections, Inc.	125
79	On Assignment, Inc. ●	1,475
34	Portfolio Recovery Associate ●	2,357
12	Quad Graphics, Inc.	167
16	RPX Corp. ●	268
73	Sykes Enterprises, Inc. ●	1,157
2	TMS International Corp. ●	21
		11,123
	Consumer Durables & Apparel - 3.4%
31	Arctic Cat, Inc. ●	1,365
1	Blyth, Inc.	118
26	Brunswick Corp.	681
20	Cherokee, Inc.	261
12	Deckers Outdoor Corp. ●	618
45	G-III Apparel Group Ltd. ●	1,214
85	Liz Claiborne, Inc. ●	1,141
27	Polaris Industries, Inc.	2,107
43	Smith & Wesson Holding Corp. ●	358
36	Steven Madden Ltd. ●	1,575
8	Sturm Ruger & Co., Inc.	479
47	True Religion Apparel, Inc. ●	1,288
19	Warnaco Group, Inc. ●	990
		12,195
	Consumer Services - 2.7%
7	American Public Education, Inc. ●	247
1	Biglari Holdings, Inc. ●	467
8	Bridgepoint Education, Inc. ●	166
73	Brinker International, Inc.	2,297
12	Caesars Entertainment Corp. ●	179
6	Capella Education Co. ●	183
77	Cheesecake Factory, Inc. ●	2,434
5	Coinstar, Inc. ●	339
13	Domino's Pizza, Inc.	495
7	Papa John's International, Inc. ●	290
9	Shuffle Master, Inc. ●	159
52	Sotheby's Holdings	2,057
2	Strayer Education, Inc.	158
		9,471
	Diversified Financials - 1.1%
59	Compass Diversified Holdings	863
90	DFC Global Corp. ●	1,570
15	Ezcorp, Inc. ●	389
9	First Cash Financial Services, Inc. ●	373
16	Nelnet, Inc.	400
17	Netspend Holdings, Inc. ●	133
2	World Acceptance Corp. ●	126
		3,854
	Energy - 8.1%
42	Alon USA Energy, Inc.	382
36	ATP Oil & Gas Corp. ●	273
6	Basic Energy Services, Inc. ●	81
51	Berry Petroleum Co.	2,312
13	Cheniere Energy, Inc. ●	242
7	Cloud Peak Energy, Inc. ●	110
12	Contango ORE, Inc. ●	651
83	CVR Energy, Inc. ●	2,524
68	Energy XXI Bermuda Ltd. ●	2,572
16	Global Geophysical Services ●	155

The accompanying notes are an integral part of these financial statements.

5

The Hartford SmallCap Growth Fund
Schedule of Investments — (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Energy - 8.1% - (continued)
59	Gulfmark Offshore, Inc. ●	$2,837
39	Hornbeck Offshore Services, Inc. ●	1,626
370	ION Geophysical Corp. ●	2,303
10	Matador Resources Co. ●	117
11	Matrix Service Co. ●	156
38	Petroleum Development Corp. ●	1,317
153	Rentech, Inc. ●	353
112	Rex Energy Corp. ●	1,175
78	Rosetta Resources, Inc. ●	3,922
11	RPC, Inc.	111
72	Stone Energy Corp. ●	2,016
3	Targa Resources Corp.	130
16	TETRA Technologies, Inc. ●	142
183	Vaalco Energy, Inc. ●	1,658
21	W&T Offshore, Inc.	406
23	Western Refining, Inc.	434
96	Willbros Group, Inc. ●	519
		28,524
	Food & Staples Retailing - 0.1%
295	Rite Aid Corp. ●	427

	Food, Beverage & Tobacco - 1.3%
18	Boston Beer Co., Inc. Class A ●	1,886
153	Darling International, Inc. ●	2,500
14	Omega Protein Corp. ●	97
		4,483
	Health Care Equipment & Services - 7.1%
29	Alliance HealthCare Services, Inc. ●	40
80	AngioDynamics, Inc. ●	992
26	ArthroCare Corp. ●	659
3	Athenahealth, Inc. ●	239
5	Atrion Corp.	1,188
17	Centene Corp. ●	682
5	Chemed Corp.	326
8	Computer Programs and Systems, Inc.	501
31	Corvel Corp. ●	1,331
55	Cyberonics, Inc. ●	2,106
123	Dexcom, Inc. ●	1,200
31	Dynavox, Inc. ●	77
38	HealthSouth Corp. ●	849
14	Heartware International, Inc. ●	1,091
60	Masimo Corp. ●	1,332
213	Merge Healthcare, Inc. ●	914
9	Metropolitan Health Networks ●	64
26	Molina Healthcare, Inc. ●	664
84	Owens & Minor, Inc.	2,467
10	Quidel Corp. ●	165
93	RTI Biologics, Inc. ●	325
32	STERIS Corp.	1,002
46	U.S. Physical Therapy, Inc.	1,112
50	Volcano Corp. ●	1,370
70	Wellcare Health Plans, Inc. ●	4,257
		24,953
	Household & Personal Products - 2.2%
74	Elizabeth Arden, Inc. ●	2,903
10	Natures Sunshine ●	150
75	Nu Skin Enterprises, Inc. Class A	3,988
17	Spectrum Brands Holdings, Inc. ●	601
8	Usana Health Sciences, Inc. ●	325
		7,967
	Insurance - 0.9%
58	Amerisafe, Inc. ●	1,544
23	AmTrust Financial Services, Inc.	613
38	Protective Life Corp.	1,115
		3,272
	Materials - 3.8%
13	A. Schulman, Inc.	322
22	Chemtura Corp. ●	374
17	Gold Resource Corp.	458
13	Innospec, Inc. ●	390
7	Koppers Holdings, Inc.	284
44	Kraton Performance Polymers ●	1,138
4	LSB Industries, Inc. ●	136
11	Minerals Technologies, Inc.	766
35	Myers Industries	574
3	Newmarket Corp.	780
13	Noranda Aluminium Holding Corp.	133
70	Olin Corp.	1,472
9	PolyOne Corp.	118
12	Rockwood Holdings, Inc. ●	647
105	Silgan Holdings, Inc.	4,600
27	TPC Group, Inc. ●	1,112
33	Verso Paper Corp. ●	55
		13,359
	Media - 1.1%
87	Arbitron, Inc.	3,326
118	Dex One Corp. ●	114
25	Reachlocal, Inc. ●	185
29	Sinclair Broadcast Group, Inc. Class A	296
19	Supermedia, Inc. ●	33
		3,954
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
50	3SBio, Inc. ADR ●	655
9	Acorda Therapeutics, Inc. ●	220
163	Alkermes plc ●	2,815
14	Alnylam Pharmaceuticals, Inc. ●	157
77	Ardea Biosciences, Inc. ●	2,450
36	Auxilium Pharmaceuticals, Inc. ●	643
88	Aveo Pharmaceuticals, Inc. ●	1,009
39	BioCryst Pharmaceuticals, Inc. ●	141
34	Biotime, Inc. ●	130
108	Bruker Corp. ●	1,619
148	Cadence Pharmaceuticals, Inc. ●	545
37	Cleveland BioLabs, Inc. ●	73
70	Cubist Pharmaceuticals, Inc. ●	2,961
16	Cumberland Pharmaceuticals, Inc. ●	119
55	Enzon, Inc. ●	343
227	Exelixis, Inc. ●	1,088
54	GTX, Inc. ●	170
13	Idenix Pharmaceutical, Inc. ●	113
136	Immunogen, Inc. ●	1,732
96	Incyte Corp. ●	2,171
124	Ironwood Pharmaceuticals, Inc. ●	1,633
13	Jazz Pharmaceuticals plc ●	669
20	Keryx Biopharmaceuticals, Inc. ●	32
33	Map Pharmaceuticals, Inc. ●	427
153	Medicines Co. ●	3,375

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6% - (continued)
6	Medicis Pharmaceutical Corp. Class A	$223
23	Momenta Pharmaceuticals, Inc. ●	357
79	Neurocrine Biosciences, Inc. ●	589
231	NPS Pharmaceuticals, Inc. ●	1,651
34	Obagi Medical Products, Inc. ●	446
52	Onyx Pharmaceuticals, Inc. ●	2,386
109	Optimer Pharmaceuticals, Inc. ●	1,619
7	Par Pharmaceutical Cos., Inc. ●	292
54	PAREXEL International Corp. ●	1,448
91	PDL Biopharma, Inc.	574
16	Pharmacyclics, Inc. ●	427
47	Progenics Pharmaceuticals, Inc. ●	515
14	Questcor Pharmaceuticals ●	630
143	Rigel Pharmaceuticals, Inc. ●	1,105
61	Salix Pharmaceuticals Ltd. ●	2,989
27	Santarus, Inc. ●	169
148	Seattle Genetics, Inc. ●	2,922
65	Siga Technologies, Inc. ●	215
30	Spectrum Pharmaceuticals, Inc. ●	314
90	Trius Therapeutics, Inc. ●	481
		44,642
	Real Estate - 1.8%
27	CBL & Associates Properties	499
51	Colonial Properties Trust	1,139
50	Coresite Realty Corp.	1,234
34	Extra Space Storage, Inc.	1,029
54	Glimcher Realty Trust	533
122	MFA Mortgage Investments, Inc.	902
42	Omega Healthcare Investors, Inc.	901
		6,237
	Retailing - 7.5%
8	Aeropostale, Inc. ●	182
13	ANN, Inc. ●	349
149	Ascena Retail Group, Inc. ●	3,060
11	Buckle (The), Inc.	522
7	Cato Corp.	203
40	Children's Place Retail Stores, Inc. ●	1,829
43	Core-Mark Holding Co., Inc.	1,676
9	Cost Plus, Inc. ●	167
53	DSW, Inc.	2,983
5	Express, Inc. ●	116
14	Francescas Holding Corp. ●	429
54	GNC Holdings, Inc.	2,098
26	Group 1 Automotive, Inc.	1,529
4	Lumber Liquidators Holdings, Inc. ●	124
45	Mattress Firm Holding Corp. ●	1,787
11	Nutri/System, Inc.	130
28	Overstock.com, Inc. ●	167
19	PetMed Express, Inc.	252
32	Pier 1 Imports, Inc. ●	548
66	rue21, Inc. ●	1,989
16	Select Comfort Corp. ●	472
68	Shutterfly, Inc. ●	2,109
13	Systemax, Inc. ●	223
55	Teavana Holdings, Inc. ●	1,158
40	Vitamin Shoppe, Inc. ●	1,898
10	Zumiez, Inc. ●	370
		26,370
	Semiconductors & Semiconductor Equipment - 3.6%
25	Amtech Systems, Inc. ●	172
10	Cabot Microelectronics Corp.	358
46	Cymer, Inc. ●	2,400
51	Entegris, Inc. ●	447
54	Entropic Communications, Inc. ●	227
224	GT Advanced Technologies, Inc. ●	1,455
153	Integrated Device Technology, Inc. ●	1,039
28	Kulicke and Soffa Industries, Inc. ●	363
49	LTX-Credence Corp. ●	339
256	Mindspeed Technologies, Inc. ●	1,281
100	Nanometrics, Inc. ●	1,550
81	ON Semiconductor Corp. ●	671
31	Rambus, Inc. ●	157
73	Ultratech Stepper, Inc. ●	2,318
		12,777
	Software & Services - 14.9%
17	Actuate Corp. ●	119
75	Ancestry.com, Inc. ●	1,997
24	Bazaarvoice, Inc. ●	482
6	CACI International, Inc. Class A ●	373
39	Carbonite, Inc. ●	312
38	Commvault Systems, Inc. ●	1,975
106	Constant Contact, Inc. ●	2,564
25	CSG Systems International, Inc. ●	366
29	Deltek, Inc. ●	298
94	Dice Holdings, Inc. ●	1,017
16	Digital River, Inc. ●	297
14	Ebix, Inc.	284
2	ExactTarget, Inc. ●	54
14	Fair Isaac, Inc.	592
33	Fortinet, Inc. ●	865
10	Guidance Software, Inc. ●	92
126	Higher One Holdings, Inc. ●	1,992
28	Intralinks Holdings, Inc. ●	130
101	j2 Global, Inc.	2,612
60	JDA Software Group, Inc. ●	1,733
52	Keynote Systems, Inc.	965
175	LivePerson, Inc. ●	2,777
9	Manhattan Associates, Inc. ●	426
9	Mercadolibre, Inc.	861
13	MicroStrategy, Inc. ●	1,884
27	Mitek Systems, Inc.	155
148	Motricity, Inc. ●	153
7	Netscout Systems, Inc. ●	151
9	Opentable, Inc. ●	407
43	Opnet Technologies, Inc.	1,001
91	Parametric Technology Corp. ●	1,970
30	Progress Software Corp. ●	694
12	Proofpoint, Inc.	153
69	QLIK Technologies, Inc. ●	1,978
17	Quest Software, Inc. ●	407
24	Quinstreet, Inc. ●	253
236	Sapient Corp.	2,830
31	SeaChange International, Inc. ●	257
97	Solarwinds, Inc. ●	4,573
30	Solera Holdings, Inc.	1,330
29	Sourcefire, Inc. ●	1,495
9	Splunk, Inc.	316
26	Telenav, Inc. ●	178
43	Tibco Software, Inc. ●	1,405

The accompanying notes are an integral part of these financial statements.

7

The Hartford SmallCap Growth Fund
Schedule of Investments — (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Software & Services - 14.9% - (continued)
49	TiVo, Inc. ●		$527
23	TNS, Inc. ●		465
10	Travelzoo, Inc. ●		257
13	Unisys Corp. ●		239
22	United Online, Inc.		102
41	VeriFone Systems, Inc. ●		1,930
61	Wright Express Corp. ●		3,876
60	XO Group, Inc. ●		560
			52,729
	Technology Hardware & Equipment - 4.3%
82	Aruba Networks, Inc. ●		1,735
50	Coherent, Inc. ●		2,628
20	Comtech Telecommunications Corp.		629
24	Elector Scientific Industries		338
28	Electronics for Imaging, Inc. ●		498
44	Extreme Networks, Inc. ●		168
4	FEI Co. ●		211
33	Interdigital, Inc.		925
87	Oplink Communications, Inc. ●		1,386
71	Plantronics, Inc.		2,717
7	Plexus Corp. ●		223
89	Polycom, Inc. ●		1,177
6	Riverbed Technology, Inc. ●		113
32	Shoretel, Inc. ●		153
29	STEC, Inc. ●		236
15	Ubiquiti Networks, Inc. ●		502
34	Universal Display Corp. ●		1,536
12	Zygo Corp. ●		229
			15,404
	Telecommunication Services - 0.6%
16	AboveNet, Inc. ●		1,306
12	Boingo Wireless, Inc. ●		123
8	Cogent Communication Group, Inc. ●		150
23	IDT Corp. Class B		194
45	Leap Wireless International, Inc. ●		250
10	Lumos Networks Corp.		89
79	Vonage Holdings Corp. ●		161
			2,273
	Transportation - 1.7%
8	Allegiant Travel Co. ●		452
192	Avis Budget Group, Inc. ●		2,523
8	Heartland Express, Inc.		115
31	Marten Transport Ltd.		660
98	Werner Enterprises, Inc.		2,314
			6,064
	Utilities - 0.4%
40	UniSource Energy Corp.		1,449

	Total common stocks
	(cost $296,883)		$343,957

EXCHANGE TRADED FUNDS - 1.8%
	Other Investment Pools and Funds - 1.8%
68	iShares Russell 2000 Growth Index Fund		$6,330

	Total exchange traded funds
	(cost $6,153)		$6,330

	Total long-term investments
	(cost $303,036)		$350,287

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $1,284,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $1,310)
$1,284	0.20%, 04/30/2012		$1,284
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,721, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $1,755)
1,721	0.20%, 04/30/2012		1,721
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $680, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $693)
679	0.21%, 04/30/2012		679
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $563, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $574)
563	0.19%, 04/30/2012		563
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $924, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $942)
924	0.21%, 04/30/2012		924
5172			5,172
	Total short-term investments
	(cost $5,172)		$5,172

	Total investments
	(cost $308,208) ▲	100.5%	$355,459
	Other assets and liabilities	(0.5)%	(1,832)
	Total net assets	100.0%	$353,627

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $309,613 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,713
Unrealized Depreciation	(16,867)
Net Unrealized Appreciation	$45,846

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

The Hartford SmallCap Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$343,957	$343,957	$—	$—
Exchange Traded Funds	6,330	6,330	—	—
Short-Term Investments	5,172	—	5,172	—
Total	$355,459	$350,287	$5,172	$—

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

The Hartford SmallCap Growth Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $308,208)	$355,459
Cash	2
Receivables:
Investment securities sold	8,643
Fund shares sold	156
Dividends and interest	51
Other assets	67
Total assets	364,378
Liabilities:
Payables:
Investment securities purchased	10,471
Fund shares redeemed	155
Investment management fees	46
Administrative fees	—
Distribution fees	10
Accrued expenses	69
Total liabilities	10,751
Net assets	$353,627
Summary of Net Assets:
Capital stock and paid-in-capital	$327,012
Distributions in excess of net investment loss	(875)
Accumulated net realized loss	(19,761)
Unrealized appreciation of investments	47,251
Net assets	$353,627

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$34.64/$36.66
Shares outstanding	4,657
Net assets	$161,298
Class B: Net asset value per share	$29.55
Shares outstanding	195
Net assets	$5,766
Class C: Net asset value per share	$29.26
Shares outstanding	479
Net assets	$14,025
Class I: Net asset value per share	$34.97
Shares outstanding	273
Net assets	$9,556
Class R3: Net asset value per share	$34.89
Shares outstanding	25
Net assets	$869
Class R4: Net asset value per share	$35.37
Shares outstanding	91
Net assets	$3,201
Class R5: Net asset value per share	$35.94
Shares outstanding	8
Net assets	$305
Class Y: Net asset value per share	$36.10
Shares outstanding	4,393
Net assets	$158,607

The accompanying notes are an integral part of these financial statements.

11

The Hartford SmallCap Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,127
Interest	2
Total investment income	1,129

Expenses:
Investment management fees	1,336
Administrative services fees	3
Transfer agent fees	307
Distribution fees
Class A	194
Class B	32
Class C	65
Class R3	2
Class R4	4
Custodian fees	7
Accounting services fees	26
Registration and filing fees	55
Board of Directors' fees	4
Audit fees	6
Other expenses	24
Total expenses (before waivers and fees paid indirectly)	2,065
Expense waivers	(20)
Transfer agent fee waivers	(37)
Commission recapture	(4)
Total waivers and fees paid indirectly	(61)
Total expenses, net	2,004
Net Investment Loss	(875)
Net Realized Gain on Investments:
Net realized gain on investments in securities	20,978
Net Realized Gain on Investments	20,978
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	14,496
Net Changes in Unrealized Appreciation of Investments	14,496
Net Gain on Investments	35,474
Net Increase in Net Assets Resulting from Operations	$34,599

The accompanying notes are an integral part of these financial statements.

12

The Hartford SmallCap Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(875)	$(1,731)
Net realized gain on investments	20,978	39,667
Net unrealized appreciation (depreciation) of investments	14,496	(899)
Net Increase In Net Assets Resulting From Operations	34,599	37,037
Capital Share Transactions:
Class A	(8,714)	114,058
Class B	(1,893)	(2,430)
Class C	474	(180)
Class I	(733)	3,345
Class L*	—	(122,076)
Class R3	33	378
Class R4	(191)	(119)
Class R5	49	75
Class Y	8,528	26,308
Net increase (decrease) from capital share transactions	(2,447)	19,359
Net Increase In Net Assets	32,152	56,396
Net Assets:
Beginning of period	321,475	265,079
End of period	$353,627	$321,475
Undistributed (distribution in excess of) net investment income (loss)	$(875)	$—

* Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

13

The Hartford SmallCap Growth Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford SmallCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

14

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

The Hartford SmallCap Growth Fund
Notes to Financial Statements - (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

16

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3. Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

4. Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5. Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford SmallCap Growth Fund
Notes to Financial Statements - (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses *	$(39,333)
Unrealized Appreciation †	31,349
Total Accumulated Deficit	$(7,984)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,731
Accumulated Net Realized Gain (Loss)	137
Capital Stock and Paid-in-Capital	(1,868)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$39,333
Total	$39,333

During the year ended October 31, 2011, the Fund utilized $39,833 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a

19

The Hartford SmallCap Growth Fund
Notes to Financial Statements - (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.40%
Class B	2.15
Class C	2.15
Class I	1.10
Class R3	1.60
Class R4	1.29
Class R5	1.00
Class Y	0.88

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $90 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $17.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated

20

to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliates – On July 28, 2010, the Fund was reimbursed by HASCO $242 relating to a trading error.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for trading error for the Year Ended October 31, 2010	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2010	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.14%	34.77%	0.01%	7.17%
Class B	0.16	33.70	0.01	6.43
Class C	0.16	33.76	0.01	6.33
Class I	0.14	35.13	0.01	7.36
Class L	0.14	35.07	0.01	7.40
Class Y	0.14	35.38	0.01	7.60
Class R3	0.14	34.43	NA	NA
Class R4	0.14	34.84	NA	NA
Class R5	0.14	35.25	NA	NA

7. Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	4	50%

21

The Hartford SmallCap Growth Fund
Notes to Financial Statements - (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

8. Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$125,849
Sales Proceeds Excluding U.S. Government Obligations	127,197

9. Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	315	—	(593)	—	(278)	761	—	(740)	2,973	2,994
Amount	$10,498	$—	$(19,212)	$—	$(8,714)	$23,715	$—	$(22,980)	$113,323	$114,058
Class B
Shares	6	—	(73)	—	(67)	32	—	(123)	—	(91)
Amount	$182	$—	$(2,075)	$—	$(1,893)	$865	$—	$(3,295)	$—	$(2,430)
Class C
Shares	48	—	(32)	—	16	103	—	(110)	—	(7)
Amount	$1,373	$—	$(899)	$—	$474	$2,765	$—	$(2,945)	$—	$(180)
Class I
Shares	64	—	(86)	—	(22)	179	—	(78)	—	101
Amount	$2,113	$—	$(2,846)	$—	$(733)	$5,814	$—	$(2,469)	$—	$3,345
Class L
Shares	—	—	—	—	—	68	—	(335)	(2,950)	(3,217)
Amount	$—	$—	$—	$—	$—	$2,220	$—	$(10,973)	$(113,323)	$(122,076)
Class R3
Shares	6	—	(5)	—	1	16	—	(5)	—	11
Amount	$198	$—	$(165)	$—	$33	$533	$—	$(155)	$—	$378
Class R4
Shares	20	—	(25)	—	(5)	25	—	(30)	—	(5)
Amount	$672	$—	$(863)	$—	$(191)	$836	$—	$(955)	$—	$(119)
Class R5
Shares	1	—	—	—	1	2	—	—	—	2
Amount	$51	$—	$(2)	$—	$49	$82	$—	$(7)	$—	$75
Class Y
Shares	604	—	(349)	—	255	1,658	—	(810)	—	848
Amount	$20,550	$—	$(12,022)	$—	$8,528	$52,827	$—	$(26,519)	$—	$26,308
Total
Shares	1,064	—	(1,163)	—	(99)	2,844	—	(2,231)	23	636
Amount	$35,637	$—	$(38,084)	$—	$(2,447)	$89,657	$—	$(70,298)	$—	$19,359

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	26	$877
For the Year Ended October 31, 2011	29	$890

22

10. Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

11. Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	2,950
Shares issued - to Class L shareholders	2,973	N/A
Net assets immediately before merger	$57,547	$88,480
Net assets immediately after merger	$146,027	N/A

12. Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13. Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford SmallCap Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$31.27	$(0.12)	$–	$3.49	$3.37	$–	$–	$–	$–	$3.37	$34.64
B	26.77	(0.24)	–	3.02	2.78	–	–	–	–	2.78	29.55
C	26.51	(0.20)	–	2.95	2.75	–	–	–	–	2.75	29.26
I	31.52	(0.07)	–	3.52	3.45	–	–	–	–	3.45	34.97
R3	31.53	(0.14)	–	3.50	3.36	–	–	–	–	3.36	34.89
R4	31.91	(0.10)	–	3.56	3.46	–	–	–	–	3.46	35.37
R5	32.38	(0.05)	–	3.61	3.56	–	–	–	–	3.56	35.94
Y	32.51	(0.03)	–	3.62	3.59	–	–	–	–	3.59	36.10

For the Year Ended October 31, 2011 (G)
A(H)	27.59	(0.29)	–	3.97	3.68	–	–	–	–	3.68	31.27
B	23.80	(0.40)	–	3.37	2.97	–	–	–	–	2.97	26.77
C	23.57	(0.40)	–	3.34	2.94	–	–	–	–	2.94	26.51
I	27.73	(0.14)	–	3.93	3.79	–	–	–	–	3.79	31.52
R3	27.87	(0.30)	–	3.96	3.66	–	–	–	–	3.66	31.53
R4	28.13	(0.20)	–	3.98	3.78	–	–	–	–	3.78	31.91
R5	28.46	(0.11)	–	4.03	3.92	–	–	–	–	3.92	32.38
Y	28.54	(0.07)	–	4.04	3.97	–	–	–	–	3.97	32.51

For the Year Ended October 31, 2010 (G)
A	20.45	(0.15)	0.02	7.27	7.14	–	–	–	–	7.14	27.59
B	17.78	(0.29)	0.02	6.29	6.02	–	–	–	–	6.02	23.80
C	17.60	(0.29)	0.02	6.24	5.97	–	–	–	–	5.97	23.57
I	20.50	(0.09)	0.02	7.30	7.23	–	–	–	–	7.23	27.73
R3	20.71	(0.22)	0.03	7.35	7.16	–	–	–	–	7.16	27.87
R4	20.84	(0.14)	0.03	7.40	7.29	–	–	–	–	7.29	28.13
R5	21.02	(0.06)	0.03	7.47	7.44	–	–	–	–	7.44	28.46
Y	21.06	(0.04)	0.03	7.49	7.48	–	–	–	–	7.48	28.54

For the Year Ended October 31, 2009
A	18.47	(0.05)	–	2.03	1.98	–	–	–	–	1.98	20.45
B	16.13	(0.11)	–	1.76	1.65	–	–	–	–	1.65	17.78
C	16.03	(0.17)	–	1.74	1.57	–	–	–	–	1.57	17.60
I	18.53	(0.05)	–	2.02	1.97	–	–	–	–	1.97	20.50
R3	18.79	(0.11)	–	2.03	1.92	–	–	–	–	1.92	20.71
R4	18.88	(0.09)	–	2.05	1.96	–	–	–	–	1.96	20.84
R5	18.99	(0.05)	–	2.08	2.03	–	–	–	–	2.03	21.02
Y	19.03	0.01	–	2.02	2.03	–	–	–	–	2.03	21.06

For the Year Ended October 31, 2008
A	33.57	(0.07)	–	(11.68)	(11.75)	–	(3.35)	–	(3.35)	(15.10)	18.47
B	29.93	(0.21)	–	(10.24)	(10.45)	–	(3.35)	–	(3.35)	(13.80)	16.13
C	29.85	(0.29)	–	(10.18)	(10.47)	–	(3.35)	–	(3.35)	(13.82)	16.03
I	33.64	(0.04)	–	(11.72)	(11.76)	–	(3.35)	–	(3.35)	(15.11)	18.53
R3	34.16	(0.12)	–	(11.90)	(12.02)	–	(3.35)	–	(3.35)	(15.37)	18.79
R4	34.26	(0.06)	–	(11.97)	(12.03)	–	(3.35)	–	(3.35)	(15.38)	18.88
R5	34.34	(0.02)	–	(11.98)	(12.00)	–	(3.35)	–	(3.35)	(15.35)	18.99
Y	34.38	0.02	–	(12.02)	(12.00)	–	(3.35)	–	(3.35)	(15.35)	19.03

For the Year Ended October 31, 2007
A	31.32	(0.13)	–	2.38	2.25	–	–	–	–	2.25	33.57
B	28.12	(0.31)	–	2.12	1.81	–	–	–	–	1.81	29.93
C	28.07	(0.35)	–	2.13	1.78	–	–	–	–	1.78	29.85
I	31.33	(0.03)	–	2.34	2.31	–	–	–	–	2.31	33.64
R3(J)	32.34	(0.19)	–	2.01	1.82	–	–	–	–	1.82	34.16
R4(J)	32.34	(0.02)	–	1.94	1.92	–	–	–	–	1.92	34.26
R5(J)	32.34	(0.01)	–	2.01	2.00	–	–	–	–	2.00	34.34
Y	31.95	0.02	–	2.41	2.43	–	–	–	–	2.43	34.38

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

10.78	%(E)	$161,298	1.46	%(F)	1.40	%(F)	1.40	%(F)	(0.72	)%(F)	38%
10.38	(E)	5,766	2.43	(F)	2.15	(F)	2.15	(F)	(1.46	)(F)	–
10.37	(E)	14,025	2.16	(F)	2.15	(F)	2.15	(F)	(1.47	)(F)	–
10.95	(E)	9,556	1.10	(F)	1.10	(F)	1.10	(F)	(0.41	)(F)	–
10.66	(E)	869	1.70	(F)	1.60	(F)	1.60	(F)	(0.91	)(F)	–
10.84	(E)	3,201	1.29	(F)	1.29	(F)	1.29	(F)	(0.61	)(F)	–
10.99	(E)	305	1.03	(F)	1.00	(F)	1.00	(F)	(0.32	)(F)	–
11.04	(E)	158,607	0.88	(F)	0.88	(F)	0.88	(F)	(0.20	)(F)	–

13.34		154,303	1.48		1.40		1.40		(0.93)		70
12.48		7,018	2.39		2.15		2.15		(1.46)		–
12.47		12,285	2.18		2.15		2.15		(1.47)		–
13.67		9,312	1.10		1.10		1.10		(0.43)		–
13.13		763	1.69		1.60		1.60		(0.93)		–
13.44		3,059	1.30		1.30		1.30		(0.62)		–
13.77		227	1.03		1.00		1.00		(0.33)		–
13.91		134,508	0.89		0.89		0.89		(0.22)		–

34.91	(I)	53,548	1.62		1.40		1.40		(0.64)		137
33.86	(I)	8,398	2.59		2.15		2.15		(1.39)		–
33.92	(I)	11,084	2.34		2.15		2.15		(1.39)		–
35.27	(I)	5,384	1.23		1.15		1.15		(0.39)		–
34.57	(I)	367	1.77		1.63		1.63		(0.90)		–
34.98	(I)	2,831	1.38		1.33		1.33		(0.58)		–
35.39	(I)	132	1.09		1.05		1.05		(0.26)		–
35.52	(I)	93,908	0.95		0.95		0.95		(0.18)		–

10.72		45,036	1.89		1.07		1.07		(0.26)		84
10.23		8,042	2.97		1.50		1.50		(0.68)		–
9.79		9,800	2.60		1.87		1.87		(1.05)		–
10.63		4,456	1.37		1.08		1.08		(0.28)		–
10.22		192	1.85		1.65		1.65		(0.91)		–
10.38		1,868	1.42		1.35		1.35		(0.54)		–
10.69		1,321	1.12		1.05		1.05		(0.34)		–
10.67		8,042	1.02		1.02		1.02		0.04		–

(38.35)		78,279	1.64		1.20		1.20		(0.25)		103
(38.71)		8,645	2.51		1.83		1.83		(0.88)		–
(38.90)		10,472	2.25		2.10		2.10		(1.14)		–
(38.29)		3,159	1.17		1.15		1.15		(0.21)		–
(38.49)		9	2.08		1.46		1.46		(0.52)		–
(38.40)		1,298	1.28		1.28		1.28		(0.39)		–
(38.20)		44	1.03		1.03		1.03		(0.14)		–
(38.15)		30,361	0.89		0.89		0.89		0.06		–

7.18	(I)	162,102	1.62		1.31		1.31		(0.26)		105
6.44	(I)	17,352	2.42		2.00		2.00		(0.95)		–
6.34	(I)	23,778	2.21		2.15		2.15		(1.10)		–
7.37	(I)	4,614	1.21		1.15		1.15		(0.17)		–
5.63	(E)	11	1.69	(F)	1.65	(F)	1.65	(F)	(0.65	)(F)	–
5.94	(E)	309	1.40	(F)	1.35	(F)	1.35	(F)	(0.43	)(F)	–
6.18	(E)	11	1.09	(F)	1.05	(F)	1.05	(F)	(0.05	)(F)	–
7.61	(I)	46,466	0.93		0.93		0.93		0.12		–

25

The Hartford SmallCap Growth Fund
Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

26

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

28

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford SmallCap Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,107.80	$7.34	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class B	$1,000.00	$1,103.80	$11.24	$1,000.00	$1,014.18	$10.76	2.15	182	366
Class C	$1,000.00	$1,103.70	$11.25	$1,000.00	$1,014.17	$10.77	2.15	182	366
Class I	$1,000.00	$1,109.50	$5.76	$1,000.00	$1,019.40	$5.52	1.10	182	366
Class R3	$1,000.00	$1,106.60	$8.38	$1,000.00	$1,016.91	$8.03	1.60	182	366
Class R4	$1,000.00	$1,108.40	$6.77	$1,000.00	$1,018.44	$6.48	1.29	182	366
Class R5	$1,000.00	$1,109.90	$5.25	$1,000.00	$1,019.89	$5.02	1.00	182	366
Class Y	$1,000.00	$1,110.40	$4.62	$1,000.00	$1,020.48	$4.42	0.88	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SCG12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Value Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Value Opportunities Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at April 30, 2012 (Unaudited)	5
Investment Valuation Hierarchy Level Summary at April 30, 2012 (Unaudited)	9
Statement of Assets and Liabilities at April 30, 2012 (Unaudited)	10
Statement of Operations for the Six-Month Period Ended April 30, 2012 (Unaudited)	11
Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2012 (Unaudited), and the Year Ended October 31, 2011	12
Notes to Financial Statements (Unaudited)	13
Financial Highlights (Unaudited)	26
Directors and Officers (Unaudited)	29
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	31
Quarterly Portfolio Holdings Information (Unaudited)	31
Expense Example (Unaudited)	32

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Opportunities Fund inception 01/02/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Value Opportunities A#	10.56%	-3.05%	-1.81%	5.05%
Value Opportunities A##		-8.38%	-2.91%	4.46%
Value Opportunities B#	10.24%	-3.78%	-2.41%	NA *
Value Opportunities B##		-8.58%	-2.73%	NA *
Value Opportunities C#	10.21%	-3.75%	-2.54%	4.29%
Value Opportunities C##		-4.71%	-2.54%	4.29%
Value Opportunities I#	10.74%	-2.73%	-1.54%	5.21%
Value Opportunities R3#	10.52%	-3.23%	-2.06%	5.04%
Value Opportunities R4#	10.72%	-2.91%	-1.76%	5.21%
Value Opportunities R5#	10.83%	-2.66%	-1.46%	5.38%
Value Opportunities Y#	10.91%	-2.60%	-1.42%	5.45%
Russell 1000 Value Index	11.62%	1.03%	-1.73%	4.83%
Russell 3000 Value Index	11.61%	0.61%	-1.63%	4.93%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Opportunities Fund

Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
James N. Mordy	David W. Palmer, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Opportunities Fund returned 10.56%, before sales charge, for the six-month period ended April 30, 2012, underperforming its benchmark, the Russell 3000 Value Index, which returned 11.61% for the same period. The Fund was in-line with the 10.55% return of the average fund in the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

All ten sectors within the Russell 3000 Value Index posted positive returns during the period. Consumer Discretionary (+17%), Financials (+15%), and Industrials (+15%) were top performers while Energy (+3%) and Utilities (+5%) lagged on a relative basis.

Stock selection was the primary driver of the Fund’s relative underperformance. Security selection was strongest in Materials, Health Care, and Financials and weakest within Energy, Consumer Staples, and Consumer Discretionary. Sector allocation, a fall-out of the bottom-up process (i.e. stock by stock fundamental research), also slightly detracted from relative returns.

The largest detractors from relative performance included Southwestern Energy (Energy), CONSOL Energy (Energy), and Kohl’s (Consumer Discretionary). Southwestern Energy is a natural gas producer with core operations in the Fayetteville shale in Arkansas, and a high-growth position in the Pennsylvania Marcellus shale. The share price came under pressure because of poor North American natural gas pricing. Industry oversupply drove spot gas pricing down sharply to encourage producers to slow drilling activity, while an unusually warm winter cut demand. CONSOL Energy, a coal and natural gas producer and energy services provider, also suffered share price declines on the weakness in the natural gas market and after the near-term outlook for coal deteriorated. Shares of Kohl’s, the U.S.-based department store retailer, declined as the company reported disappointing same store sales figures during the period. Shares are attractively priced, and the company recently began paying a dividend and is aggressively buying back stock. Top detractors from absolute returns also included PPH (Financials).

The largest contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) were Cobalt International Energy (Energy), Wells Fargo (Financials), and BB&T (Financials). Leading global exploration and production company Cobalt International Energy saw its share price surge during the period. The company released drilling results for its offshore Angola oil discovery that were much better than expected. We believe a lower risk factor can now be assigned to Cobalt's West African assets, which significantly increases our target value for the stock. With what appear to be multiple attractive targets to be drilled later this year and next, we believe Cobalt offers exposure to some of the best prospects in the industry. Wells Fargo stock recovered over the period thanks to favorable bank stress test results and an increased dividend and share repurchases. We chose to trim this position and take some profits. Wells Fargo was our largest holding at the period’s close. Our position in BB&T also benefited the portfolio during the period. BB&T has made progress on credit and loan growth. In absolute (i.e. total return) terms, Wells Fargo was the top contributor, followed by Cobalt International and BB&T.

What is the outlook?

While coincident economic indicators such as consumer confidence and employment improved, the confluence of rising stock valuations and a flattening in the upward trajectory of several leading indicators led us to reduce some of the more pro-cyclical positions in the Fund. While the U.S.

3

The Hartford Value Opportunities Fund

Manager Discussion – (continued)
April 30, 2012 (Unaudited)

still appears to be well-positioned globally, we believe that there is a potential for a moderation of recent positive growth surprises, which can be tied—at least in part—to expiring tax incentives. We remain vigilant for signs of deceleration.

At the end of the period, the Fund was most overweight

(i.e. the Fund’s sector position was greater than the benchmark position) in Health Care and Information Technology and most underweight in Telecommunication Services, Utilities, and Consumer Discretionary relative to the benchmark.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	5.0%
Capital Goods (Industrials)	2.9
Commercial & Professional Services (Industrials)	0.5
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	12.4
Energy (Energy)	13.2
Food, Beverage & Tobacco (Consumer Staples)	7.2
Health Care Equipment & Services (Health Care)	4.8
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	8.5
Materials (Materials)	4.4
Media (Consumer Discretionary)	2.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.1
Real Estate (Financials)	1.8
Retailing (Consumer Discretionary)	3.3
Software & Services (Information Technology)	6.2
Technology Hardware & Equipment (Information Technology)	6.0
Transportation (Industrials)	3.3
Utilities (Utilities)	3.1
Short-Term Investments	1.5
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Value Opportunities Fund

Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Banks - 5.0%
30	BB&T Corp.	$968
63	Fifth Third Bancorp	895
176	Wells Fargo & Co.	5,867
		7,730
	Capital Goods - 2.9%
17	General Dynamics Corp.	1,114
20	L-3 Communications Holdings, Inc.	1,434
20	PACCAR, Inc.	863
25	Pentair, Inc.	1,094
		4,505
	Commercial & Professional Services - 0.5%
55	Knoll, Inc.	815

	Consumer Services - 1.1%
53	DeVry, Inc.	1,698

	Diversified Financials - 12.4%
32	Ameriprise Financial, Inc.	1,756
371	Bank of America Corp.	3,012
13	BlackRock, Inc.	2,529
31	Goldman Sachs Group, Inc.	3,581
100	JP Morgan Chase & Co.	4,289
76	Nasdaq OMX Group, Inc. ●	1,863
46	NYSE Euronext	1,172
25	Oaktree Capital ⌂■●†	898
74	Solar Cayman Ltd. ⌂■●†	6
		19,106
	Energy - 13.2%
12	Anadarko Petroleum Corp.	849
71	Baker Hughes, Inc.	3,114
45	Canadian Natural Resources Ltd. ADR ‡	1,547
115	Cobalt International Energy ●	3,080
39	Consol Energy, Inc.	1,297
100	Halliburton Co.	3,432
—	Inpex Corp.	1,156
138	Lone Pine Resources, Inc. ●	820
20	Noble Corp.	765
89	Southwestern Energy Co. ●	2,804
29	Statoilhydro ASA ADR	767
107	Tsakos Energy Navigation Ltd.	676
		20,307
	Food, Beverage & Tobacco - 7.2%
105	Archer Daniels Midland Co.	3,228
33	Dr. Pepper Snapple Group	1,347
16	Groupe Danone	1,154
156	Maple Leaf Foods, Inc. w/ Rights	2,041
79	Molson Coors Brewing Co.	3,281
		11,051
	Health Care Equipment & Services - 4.8%
26	Covidien plc	1,447
81	Medtronic, Inc.	3,102
67	Universal Health Services, Inc. Class B	2,874
		7,423
	Household & Personal Products - 1.5%
32	Energizer Holdings, Inc. ●	2,247

	Insurance - 8.5%
15	Everest Re Group Ltd.	1,457
53	Principal Financial Group, Inc.	1,455
62	Progressive Corp.	1,321
42	Reinsurance Group of America, Inc.	2,442
19	StanCorp Financial Group, Inc.	741
31	Swiss Re Ltd.	1,977
156	Unum Group	3,710
		13,103
	Materials - 4.4%
27	Akzo Nobel N.V.	1,459
25	Cabot Corp.	1,083
62	Methanex Corp. ADR	2,176
24	Mosaic Co.	1,241
41	Sealed Air Corp.	777
		6,736
	Media - 2.0%
39	Comcast Corp. Class A	1,183
11	Comcast Corp. Special Class A	334
39	Time Warner, Inc.	1,468
		2,985
	Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
28	Agilent Technologies, Inc.	1,160
142	Almirall S.A. ☼	1,219
340	Avanir Pharmaceuticals ●	1,038
49	Daiichi Sankyo Co., Ltd. ☼	838
14	Gilead Sciences, Inc. ●	728
146	Merck & Co., Inc.	5,737
18	Roche Holding AG ☼	3,358
45	Seattle Genetics, Inc. ●	886
142	WuXi PharmaTech Cayman, Inc. ●	2,048
		17,012
	Real Estate - 1.8%
32	Hatteras Financial Corp.	929
88	Weyerhaeuser Co.	1,782
		2,711
	Retailing - 3.3%
572	Allstar Co. ⌂†	846
60	Kohl's Corp.	3,013
20	Target Corp.	1,141
		5,000
	Software & Services - 6.2%
131	Booz Allen Hamilton Holding Corp.	2,247
43	Microsoft Corp.	1,383
32	Oracle Corp.	938
43	Paychex, Inc.	1,338
196	Western Union Co.	3,593
		9,499
	Technology Hardware & Equipment - 6.0%
98	Cisco Systems, Inc.	1,975
48	Corning, Inc.	689
316	Flextronics International Ltd. ●	2,102
54	Harris Corp.	2,477
92	Juniper Networks, Inc. ●	1,978
		9,221
	Transportation - 3.3%
100	Knight Transportation, Inc.	1,637
230	Toll Holdings Ltd.	1,395
26	United Parcel Service, Inc. Class B	2,016
		5,048
	Utilities - 3.1%
35	Entergy Corp.	2,321

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Utilities - 3.1% - (continued)
37	N.V. Energy, Inc.		$612
65	UGI Corp.		1,888
			4,821
	Total common stocks
	(cost $144,973)		$151,018

	Total long-term investments
	(cost $144,973)		$151,018

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $585,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $597)
$585	0.20%, 04/30/2012		$585
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $784, collateralized by FHLMC 4.00% - 4.50%, 2039 - 2041, FNMA 3.00% - 5.00%, 2027 - 2040, value of $800)
784	0.20%, 04/30/2012		784
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $310, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $316)
310	0.21%, 04/30/2012		310
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $257, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $262)
257	0.19%, 04/30/2012		257
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 0.75%, 2013, value of $-)
—	0.17%, 04/30/2012		—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $421, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $429)
421	0.21%, 04/30/2012		421
			2,357
	Total short-term investments
	(cost $2,357)		$2,357

	Total investments
	(cost $147,330) ▲	99.8%	$153,375
	Other assets and liabilities	0.2%	243
	Total net assets	100.0%	$153,618

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $148,465 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,481
Unrealized Depreciation	(9,571)
Net Unrealized Appreciation	$4,910

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $1,750, which represents 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $904, which represents 0.6% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	572	Allstar Co.	582
07/2007 - 05/2008	25	Oaktree Capital - 144A	870
03/2007	74	Solar Cayman Ltd. - 144A	22

At April 30, 2012, the aggregate value of these securities was $1,750, which represents 1.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $22 at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CHF	BCLY	Buy	$14	$14	05/03/2012	$—
EUR	CBK	Buy	5	5	05/03/2012	—
JPY	CSFB	Buy	3	3	05/07/2012	—
						$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Opportunities Fund

Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$151,018	$136,712	$12,556	$1,750
Short-Term Investments	2,357	—	2,357	—
Total	$153,375	$136,712	$14,913	$1,750
Foreign Currency Contracts *	—	—	—	—
Total	$—	$—	$—	$—
Liabilities:
Foreign Currency Contracts *	—	—	—	—
Total	$—	$—	$—	$—

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Common Stocks	$1,646	$—	$104	*	$—	$—	$—	$—	$—	$1,750
Total	$1,646	$—	$104		$—	$—	$—	$—	$—	$1,750

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $104.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Opportunities Fund

Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $147,330)	$153,375
Cash	1
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	1,092
Fund shares sold	87
Dividends and interest	159
Other assets	63
Total assets	154,777
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	922
Fund shares redeemed	167
Investment management fees	20
Administrative fees	—
Distribution fees	6
Accrued expenses	44
Total liabilities	1,159
Net assets	$153,618
Summary of Net Assets:
Capital stock and paid-in-capital	$200,545
Undistributed net investment income	432
Accumulated net realized loss	(53,407)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	6,048
Net assets	$153,618

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$13.89/$14.70
Shares outstanding	6,472
Net assets	$89,912
Class B: Net asset value per share	$12.47
Shares outstanding	423
Net assets	$5,271
Class C: Net asset value per share	$12.43
Shares outstanding	803
Net assets	$9,982
Class I: Net asset value per share	$13.73
Shares outstanding	274
Net assets	$3,759
Class R3: Net asset value per share	$14.05
Shares outstanding	90
Net assets	$1,258
Class R4: Net asset value per share	$14.13
Shares outstanding	471
Net assets	$6,651
Class R5: Net asset value per share	$14.20
Shares outstanding	15
Net assets	$208
Class Y: Net asset value per share	$14.27
Shares outstanding	2,563
Net assets	$36,577

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Opportunities Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,692
Interest	1
Less: Foreign tax withheld	(34)
Total investment income	1,659
Expenses:
Investment management fees	577
Administrative services fees	6
Transfer agent fees	174
Distribution fees
Class A	108
Class B	27
Class C	50
Class R3	3
Class R4	8
Custodian fees	5
Accounting services fees	10
Registration and filing fees	52
Board of Directors' fees	2
Audit fees	6
Other expenses	19
Total expenses (before waivers and fees paid indirectly)	1,047
Expense waivers	(58)
Transfer agent fee waivers	(22)
Commission recapture	(1)
Total waivers and fees paid indirectly	(81)
Total expenses, net	966
Net Investment Income	693
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	2,164
Net realized loss on foreign currency contracts	(20)
Net realized gain on other foreign currency transactions	14
Net Realized Gain on Investments and Foreign Currency Transactions	2,158
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,033
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,035
Net Gain on Investments and Foreign Currency Transactions	14,193
Net Increase in Net Assets Resulting from Operations	$14,886

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Opportunities Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$693	$1,014
Net realized gain on investments and foreign currency transactions	2,158	16,893
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	12,035	(11,581)
Net Increase In Net Assets Resulting From Operations	14,886	6,326
Distributions to Shareholders:
From net investment income
Class A	(767)	(32)
Class B	(8)	—
Class C	(27)	—
Class I	(45)	(6)
Class L*	—	(56)
Class R3	(8)	—
Class R4	(63)	(10)
Class R5	(3)	(1)
Class Y	(445)	(137)
Total distributions	(1,366)	(242)
Capital Share Transactions:
Class A	(4,561)	16,118
Class B	(1,082)	(1,542)
Class C	(1,173)	(1,160)
Class I	925	1,162
Class L*	—	(25,432)
Class R3	213	(143)
Class R4	185	550
Class R5	(36)	63
Class Y	(659)	3,879
Net decrease from capital share transactions	(6,188)	(6,505)
Net Increase (Decrease) In Net Assets	7,332	(421)
Net Assets:
Beginning of period	146,286	146,707
End of period	$153,618	$146,286
Undistributed (distribution in excess of) net investment income (loss)	$432	$1,105

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Value Opportunities Fund

Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Value Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

15

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

16

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

17

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(20)	$—	$—	$—	$—	$(20)
Total	$—	$(20)	$—	$—	$—	$—	$(20)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.    Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

18

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$242	$538

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,105
Accumulated Capital Losses *	(54,430)
Unrealized Depreciation †	(7,122)
Total Accumulated Deficit	$(60,447)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$28
Accumulated Net Realized Gain (Loss)	(29)
Capital Stock and Paid-in-Capital	1

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$19,304
2017	35,126
Total	$54,430

During the year ended October 31, 2011, the Fund utilized $16,517 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.35%
Class B	2.10
Class C	2.10
Class I	1.10
Class R3	1.55
Class R4	1.25
Class R5	0.95
Class Y	0.90

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $92 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

21

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $5.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	9.72%
Class B	0.01	8.89
Class C	0.01	8.90
Class I	0.01	10.07
Class Y	0.01	10.29

8.    Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	9	60%

22

9.    Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$41,216
Sales Proceeds Excluding U.S. Government Obligations	47,776

10.  Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	509	60	(918)	—	(349)	1,147	2	(1,732)	1,691	1,108
Amount	$6,705	$748	$(12,014)	$—	$(4,561)	$15,350	$31	$(22,680)	$23,417	$16,118
Class B
Shares	15	1	(108)	—	(92)	29	—	(160)	—	(131)
Amount	$172	$8	$(1,262)	$—	$(1,082)	$346	$—	$(1,888)	$—	$(1,542)
Class C
Shares	37	2	(141)	—	(102)	166	—	(265)	—	(99)
Amount	$445	$23	$(1,641)	$—	$(1,173)	$1,939	$—	$(3,099)	$—	$(1,160)
Class I
Shares	110	3	(41)	—	72	229	—	(151)	—	78
Amount	$1,419	$40	$(534)	$—	$925	$3,138	$5	$(1,981)	$—	$1,162
Class L
Shares	—	—	—	—	—	33	4	(185)	(1,689)	(1,837)
Amount	$—	$—	$—	$—	$—	$452	$55	$(2,522)	$(23,417)	$(25,432)
Class R3
Shares	20	1	(4)	—	17	35	—	(45)	—	(10)
Amount	$260	$6	$(53)	$—	$213	$475	$—	$(618)	$—	$(143)
Class R4
Shares	61	5	(49)	—	17	129	1	(92)	—	38
Amount	$812	$63	$(690)	$—	$185	$1,781	$10	$(1,241)	$—	$550
Class R5
Shares	1	—	(3)	—	(2)	5	—	—	—	5
Amount	$10	$3	$(49)	$—	$(36)	$64	$1	$(2)	$—	$63
Class Y
Shares	141	35	(234)	—	(58)	745	10	(460)	—	295
Amount	$1,956	$445	$(3,060)	$—	$(659)	$10,034	$137	$(6,292)	$—	$3,879
Total
Shares	894	107	(1,498)	—	(497)	2,518	17	(3,090)	2	(553)
Amount	$11,779	$1,336	$(19,303)	$—	$(6,188)	$33,579	$239	$(40,323)	$—	$(6,505)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	28	$367
For the Year Ended October 31, 2011	37	$482

23

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited) (000’s Omitted)

11.   Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.   Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	1,689
Shares issued - to Class L shareholders	1,691	N/A
Net assets immediately before merger	$65,527	$20,811
Net assets immediately after merger	$86,338	N/A

13.   Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.   Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.   Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

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25

The Hartford Value Opportunities Fund

Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$12.68	$0.06	$–	$1.27	$1.33	$(0.12)	$–	$–	$(0.12)	$1.21	$13.89
B	11.33	0.01	–	1.15	1.16	(0.02)	–	–	(0.02)	1.14	12.47
C	11.31	0.01	–	1.14	1.15	(0.03)	–	–	(0.03)	1.12	12.43
I	12.57	0.07	–	1.26	1.33	(0.17)	–	–	(0.17)	1.16	13.73
R3	12.81	0.05	–	1.29	1.34	(0.10)	–	–	(0.10)	1.24	14.05
R4	12.90	0.07	–	1.30	1.37	(0.14)	–	–	(0.14)	1.23	14.13
R5	12.99	0.09	–	1.30	1.39	(0.18)	–	–	(0.18)	1.21	14.20
Y	13.05	0.09	–	1.31	1.40	(0.18)	–	–	(0.18)	1.22	14.27

For the Year Ended October 31, 2011
A(H)	12.15	0.09	–	0.45	0.54	(0.01)	–	–	(0.01)	0.53	12.68
B	10.94	(0.02)	–	0.41	0.39	–	–	–	–	0.39	11.33
C	10.91	(0.01)	–	0.41	0.40	–	–	–	–	0.40	11.31
I	12.04	0.14	–	0.44	0.58	(0.05)	–	–	(0.05)	0.53	12.57
R3	12.30	0.07	–	0.44	0.51	–	–	–	–	0.51	12.81
R4	12.37	0.10	–	0.45	0.55	(0.02)	–	–	(0.02)	0.53	12.90
R5	12.45	0.13	–	0.47	0.60	(0.06)	–	–	(0.06)	0.54	12.99
Y	12.51	0.14	–	0.47	0.61	(0.07)	–	–	(0.07)	0.54	13.05

For the Year Ended October 31, 2010 (E)
A	10.19	0.04	–	1.97	2.01	(0.05)	–	–	(0.05)	1.96	12.15
B	9.21	(0.04)	–	1.78	1.74	(0.01)	–	–	(0.01)	1.73	10.94
C	9.18	(0.04)	–	1.77	1.73	–	–	–	–	1.73	10.91
I	10.09	0.07	–	1.94	2.01	(0.06)	–	–	(0.06)	1.95	12.04
R3	10.30	0.01	–	2.00	2.01	(0.01)	–	–	(0.01)	2.00	12.30
R4	10.37	0.05	–	2.00	2.05	(0.05)	–	–	(0.05)	2.00	12.37
R5	10.43	0.07	–	2.03	2.10	(0.08)	–	–	(0.08)	2.02	12.45
Y	10.47	0.08	–	2.04	2.12	(0.08)	–	–	(0.08)	2.04	12.51

For the Year Ended October 31, 2009 (E)
A	8.22	0.06	–	2.06	2.12	(0.15)	–	–	(0.15)	1.97	10.19
B	7.42	0.02	–	1.87	1.89	(0.10)	–	–	(0.10)	1.79	9.21
C	7.38	(0.01)	–	1.86	1.85	(0.05)	–	–	(0.05)	1.80	9.18
I	8.15	0.06	–	2.05	2.11	(0.17)	–	–	(0.17)	1.94	10.09
R3	8.33	0.02	–	2.09	2.11	(0.14)	–	–	(0.14)	1.97	10.30
R4	8.39	0.04	–	2.11	2.15	(0.17)	–	–	(0.17)	1.98	10.37
R5	8.44	0.07	–	2.12	2.19	(0.20)	–	–	(0.20)	1.99	10.43
Y	8.48	0.11	–	2.08	2.19	(0.20)	–	–	(0.20)	1.99	10.47

For the Year Ended October 31, 2008
A	18.24	0.09	–	(7.48)	(7.39)	(0.04)	(2.59)	–	(2.63)	(10.02)	8.22
B	16.75	–	–	(6.74)	(6.74)	–	(2.59)	–	(2.59)	(9.33)	7.42
C	16.71	(0.03)	–	(6.71)	(6.74)	–	(2.59)	–	(2.59)	(9.33)	7.38
I	18.13	0.07	–	(7.37)	(7.30)	(0.09)	(2.59)	–	(2.68)	(9.98)	8.15
R3	18.56	0.10	–	(7.64)	(7.54)	(0.10)	(2.59)	–	(2.69)	(10.23)	8.33
R4	18.61	0.12	–	(7.66)	(7.54)	(0.09)	(2.59)	–	(2.68)	(10.22)	8.39
R5	18.66	0.10	–	(7.64)	(7.54)	(0.09)	(2.59)	–	(2.68)	(10.22)	8.44
Y	18.73	0.12	–	(7.67)	(7.55)	(0.11)	(2.59)	–	(2.70)	(10.25)	8.48

For the Year Ended October 31, 2007
A	18.26	0.08	–	1.56	1.64	(0.14)	(1.52)	–	(1.66)	(0.02)	18.24
B	16.92	(0.04)	–	1.43	1.39	(0.04)	(1.52)	–	(1.56)	(0.17)	16.75
C	16.92	(0.01)	–	1.40	1.39	(0.08)	(1.52)	–	(1.60)	(0.21)	16.71
I	18.27	0.34	–	1.36	1.70	(0.32)	(1.52)	–	(1.84)	(0.14)	18.13
R3(J)	17.74	–	–	0.82	0.82	–	–	–	–	0.82	18.56
R4(J)	17.74	–	–	0.87	0.87	–	–	–	–	0.87	18.61
R5(J)	17.74	0.12	–	0.80	0.92	–	–	–	–	0.92	18.66
Y	18.48	0.51	–	1.26	1.77	–	(1.52)	–	(1.52)	0.25	18.73

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

10.56	%(F)	$89,912	1.49	%(G)	1.35	%(G)	1.35	%(G)	0.91	%(G)	28%
10.24	(F)	5,271	2.43	(G)	2.10	(G)	2.10	(G)	0.16	(G)	–
10.21	(F)	9,982	2.16	(G)	2.10	(G)	2.10	(G)	0.15	(G)	–
10.74	(F)	3,759	1.11	(G)	1.10	(G)	1.10	(G)	1.13	(G)	–
10.52	(F)	1,258	1.69	(G)	1.55	(G)	1.55	(G)	0.70	(G)	–
10.72	(F)	6,651	1.32	(G)	1.25	(G)	1.25	(G)	1.00	(G)	–
10.83	(F)	208	1.08	(G)	0.95	(G)	0.95	(G)	1.32	(G)	–
10.91	(F)	36,577	0.91	(G)	0.90	(G)	0.90	(G)	1.37	(G)	–

4.41		86,456	1.46		1.35		1.35		0.81		70
3.56		5,838	2.39		2.10		2.10		(0.10)		–
3.67		10,227	2.15		2.10		2.10		(0.09)		–
4.80		2,535	1.03		1.01		1.01		1.06		–
4.15		934	1.68		1.55		1.55		0.45		–
4.47		5,865	1.31		1.25		1.25		0.75		–
4.81		221	1.05		0.95		0.95		1.04		–
4.82		34,210	0.91		0.90		0.90		1.08		–

19.78		69,397	1.46		1.35		1.35		0.34		87
18.89		7,069	2.42		2.10		2.10		(0.40)		–
18.85		10,954	2.18		2.10		2.10		(0.41)		–
20.00		1,494	1.05		1.05		1.05		0.64		–
19.56		1,021	1.67		1.58		1.58		0.10		–
19.79		5,147	1.31		1.28		1.28		0.39		–
20.17		154	1.07		0.98		0.98		0.65		–
20.28		29,098	0.91		0.91		0.91		0.73		–

26.41		67,577	1.66		1.20		1.20		0.67		90
25.90		7,903	2.74		1.63		1.63		0.26		–
25.33		10,158	2.39		1.98		1.98		(0.07)		–
26.68		1,416	1.17		1.10		1.10		0.71		–
25.97		784	1.78		1.60		1.60		0.28		–
26.38		3,551	1.36		1.30		1.30		0.50		–
26.77		12	1.12		1.00		1.00		0.77		–
26.76		7,195	0.96		0.96		0.96		1.20		–

(46.75)		59,576	1.50		1.40		1.40		0.62		65
(46.99)		7,613	2.47		1.95		1.95		0.08		–
(47.13)		11,167	2.21		2.15		2.15		(0.12)		–
(46.63)		1,139	1.22		1.15		1.15		0.99		–
(46.93)		657	1.72		1.65		1.65		0.30		–
(46.73)		1,877	1.37		1.35		1.35		0.66		–
(46.57)		6	1.07		1.05		1.05		0.96		–
(46.52)		18,603	0.97		0.97		0.97		1.01		–

9.73	(I)	157,671	1.48		1.40		1.40		0.48		77
8.90	(I)	20,792	2.38		2.13		2.13		(0.25)		–
8.91	(I)	32,738	2.19		2.15		2.15		(0.28)		–
10.08	(I)	4,659	1.22		1.15		1.15		0.61		–
4.62	(F)	124	1.78	(G)	1.65	(G)	1.65	(G)	0.03	(G)	–
4.90	(F)	732	1.40	(G)	1.35	(G)	1.35	(G)	(0.01	)(G)	–
5.19	(F)	11	1.17	(G)	1.05	(G)	1.05	(G)	0.75	(G)	–
10.30	(I)	26,645	0.94		0.94		0.94		1.19		–

27

The Hartford Value Opportunities Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited) (000’s Omitted)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

28

The Hartford Value Opportunities Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Value Opportunities Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Value Opportunities Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,105.60	$7.07	$1,000.00	$1,018.15	$6.77	1.35%	182	366
Class B	$1,000.00	$1,102.40	$10.97	$1,000.00	$1,014.42	$10.51	2.10	182	366
Class C	$1,000.00	$1,102.10	$10.97	$1,000.00	$1,014.42	$10.52	2.10	182	366
Class I	$1,000.00	$1,107.40	$5.75	$1,000.00	$1,019.40	$5.51	1.10	182	366
Class R3	$1,000.00	$1,105.20	$8.11	$1,000.00	$1,017.15	$7.77	1.55	182	366
Class R4	$1,000.00	$1,107.20	$6.55	$1,000.00	$1,018.65	$6.27	1.25	182	366
Class R5	$1,000.00	$1,108.30	$4.97	$1,000.00	$1,020.15	$4.77	0.95	182	366
Class Y	$1,000.00	$1,109.10	$4.72	$1,000.00	$1,020.39	$4.52	0.90	182	366

32

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-VO12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b) Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: June 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: June 12, 2012	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer